UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2018

Date of reporting period:  November 30, 2018

Item 1. Reports to Stockholders.

PIA Funds

PIA BBB Bond Fund
Managed Account Completion Shares (MACS)

PIA MBS Bond Fund
Managed Account Completion Shares (MACS)

PIA High Yield (MACS) Fund
Managed Account Completion Shares (MACS)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held within the fund complex and may apply to all Funds held through your financial intermediary.

Annual Report

November 30, 2018

PIA Funds

Dear Shareholder:

We are pleased to provide you with this annual report for the fiscal year from December 1, 2017 through November 30, 2018, regarding the PIA BBB Bond Fund and the PIA MBS Bond Fund (each, a “Fund” and together, the “Funds”) for which Pacific Income Advisers, Inc. (“PIA”) is the investment adviser.

During the fiscal year ended November 30, 2018, the total returns, including the reinvestment of dividends and capital gains, were as follows:

PIA BBB Bond Fund	-3.44%
PIA MBS Bond Fund	-0.72%

As stated in the most recently filed prospectus, the PIA BBB Bond Fund’s gross expense ratio is 0.17%, while the PIA MBS Bond Fund’s gross expense ratio and net expense ratio are 0.39% and 0.23%, respectively.

PIA has agreed to temporarily pay for all operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) incurred by each Fund through at least March 29, 2019, to the extent necessary to limit Total Annual Fund Operating Expenses After Expense Reimbursement to 0.19% and 0.23% of average daily net assets for the BBB Bond Fund and MBS Bond Fund, respectively. The Net Expense is what the investor has paid.

PIA BBB Bond Fund
As indicated above, the return for the PIA BBB Bond Fund for the fiscal year ended November 30, 2018 was -3.44%. This was slightly lower than the -3.29% return of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Baa Bond Index and in line with the Fund’s objective of approximating the returns of the index.  The Fund has a strategy of using a broad diversification of BBB-rated issuers, industry sectors and range of maturities. The bonds held in the Fund represent over 140 different issuers. The Bloomberg Barclays U.S. Credit Baa Bond Index has over 500 issuers. The Fund is structured so as to approximate the returns of its benchmark, while holding a smaller number of issuers. In order to achieve this objective, the overall duration, the partial durations, as well as the sector allocations of the Fund approximate those of its benchmark. While the top 20 issuers in the Bloomberg Barclays U.S. Credit Baa Bond Index are represented in the Fund, for the remainder issuers in the benchmark, only a subset is represented in the Fund, based on market conditions and liquidity. This will cause some modest variability in the returns of the Fund relative to those of its benchmark. For the fiscal year ended November 30, 2018, the issuers represented in the Fund had, on average, modestly lower performance than the issuers that the Fund was not invested in, which contributed to the underperformance by the Fund.

PIA MBS Bond Fund
The return of the PIA MBS Bond Fund for the fiscal year ended November 30, 2018 of -0.72% was lower than the return of -0.49% of its benchmark, the Bloomberg Barclays U.S. MBS Fixed Rate Index. The Fund has a strategy of using a broad diversification of coupons and mortgage sectors. The Fund’s seasoned securities prepaid in line with their generic counterparts, which was neutral to performance. The Fund was overweighted in lower coupon securities and underweighted in higher coupon securities, which was the primary reason for the underperformance, as the higher coupon securities outperformed those securities with lower coupons for the period. The Fund was overweighted in the 30-year FHLMC and FNMA mortgage-backed securities (“MBS”) sector, and was underweighted in the 30-year GNMA sector, which was a positive factor for returns, as both FHLMC and FNMA 30-year MBS outperformed GNMA securities for the period.

PIA Funds

Bond Market in Review
The gross domestic product’s (“GDP”) quarter-over-quarter rate of growth was 3.4% for the third quarter of 2018, lower than the 4.2% during the second quarter of 2018. With the unemployment rate at 3.9% and inflation under control, the U.S. Federal Reserve Board (the “Fed”) tightened monetary policy. Inflation, as measured by the Consumer Price Index, was 2.2% year-over-year as of November 2018.

Yields on 2-year Treasury notes, 5-year Treasury bonds and 30-year Treasury bonds rose by 100, 68 and 46 basis points (“bps”), respectively, from December 1, 2017 to November 30, 2018. The expectations that the Fed will continue increasing short-term rates, inflation remaining under control, volatility in oil prices and the strengthening of the U.S. dollar, all contributed to the flattening of the yield curve.

Spreads on BBB-rated bonds over Treasuries increased during the period from 128 bps to 177 bps. Option adjusted spreads on fixed rate agency MBS rose from 24 bps to 35 bps, as their average life increased from 7.0 years to 7.8 years.

We believe that the PIA BBB Bond Fund and the PIA MBS Bond Fund provide our clients with a means of efficiently investing in a broadly diversified portfolio of BBB rated bonds and agency mortgage-backed bonds, respectively.

Please take a moment to review the Funds’ statements of assets and liabilities and the results of operations for the fiscal year ended November 30, 2018. We look forward to reporting to you again with the semi-annual report dated May 31, 2019.

Lloyd McAdams
President and Portfolio Manager
Pacific Income Advisers, Inc.

PIA Funds

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Funds’ investment adviser, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investment by the PIA BBB Bond Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.

The Funds may also use options, futures contracts, and swaps, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency rates.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the Prospectus.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).  In limited situations when the rating agency has not issued a formal rating, the investment adviser will classify the security as non-rated.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays U.S. Credit Baa Bond Index is an unmanaged index consisting of bonds rated Baa.  The issues must be publicly traded and meet certain maturity and issue size requirements.  Bonds are represented by the Industrial, Utility, Finance and non-corporate sectors.  Non-corporate sectors include sovereign, supranational, foreign agency and foreign local government issuers.  The Bloomberg Barclays U.S. MBS Fixed Rate Index (the “MBS Index”) is an unmanaged index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).  The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.  Each aggregate is a proxy for the outstanding pools for a given agency, program, issue year and coupon.  The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index.  About 600 of these generic aggregates meet the criteria.

You cannot invest directly in an index.

Gross domestic product is the amount of goods and services produced in a year, in a country.

Consumer Price Index measures the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

Duration is the measure of the sensitivity of the price of a fixed income security to a change in interest rates, expressed in number of years.

A yield curve is a curve that shows several yields or interest rates over different lengths of time for a similar debt security.

Basis point equals 1/100th of 1%.

Spread is the difference in yield between a corporate bond and a similar maturity U.S. Treasury Bond. It is the compensation investors receive for accepting credit risk of a corporate bond.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers and/or expense reimbursements in effect.  In the absence of such waivers or reimbursements, total return would be reduced.

Quasar Distributors, LLC, Distributor

PIA Funds

Dear Shareholder:

We are pleased to provide you with this annual report for the period from December 26, 2017 (commencement of operations) through November 30, 2018, regarding the PIA High Yield (MACS) Fund (the “Fund”) for which Pacific Income Advisers, Inc. (“PIA”), is the investment adviser.

The Fund under-performed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Index (the “Index”), returning -0.07%, after fees and expenses, for the period ended November 30, 2018, versus 0.20% for the Index.

As stated in the most recently filed prospectus, the Fund’s gross expense ratio and net expense ratio are 0.43% and 0.25%, respectively.

PIA has agreed to temporarily pay for all operating expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) incurred by the Fund through at least March 29, 2019, to the extent necessary to limit Total Annual Fund Operating Expenses After Expense Reimbursement to 0.25% of the Fund’s average daily net assets. The Net Expense is what the investor has paid.

The Fund’s primary objective is to seek a high level of current income. The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective. The Fund under-performed the Index over the period ended November 30, 2018, largely due to industry selection.  The best industry performers within the Index during the period were Supermarkets (7.90%), Pharmaceuticals (7.76%), Healthcare (3.28%), Cable Satellite (2.97%), Media Entertainment (2.55%), Wireless (2.26%), Electric Utilities (2.07%), and Wirelines (2.03%). Of these top eight performing industries, the Fund was zero-weighted six of the industries and represented with under-weightings in only Healthcare and Media Entertainment.  Although the Fund was impacted by adverse industry selection during the period, the Fund maintains a steadfast conviction to industry and credit selection, and continues to be selective in its investments during this current period of elevated volatility.

While the high yield market has corrected and is reflecting fears of a looming recession, we believe the U.S. may merely see an industrial production slump– a slowdown of growth rather than a full recession.  Combining this view with sound aggregated credit quality, benign default rates, a supportive technical backdrop of a shrinking market, and starting yields near 8.0%, our outlook calls for solid, greater-than-coupon total returns for high yield for the coming fiscal year 2019.

Lloyd McAdams
President and Portfolio Manager
Pacific Income Advisers, Inc.

PIA Funds

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Fund’s investment adviser, are subject to change, are not guaranteed, should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks may increase for emerging markets.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in derivatives, which may involve risks greater than the risks presented by more traditional investments.  The risk of owning an exchange-traded fund (“ETF”) or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds.  It will also bear additional expenses, including operating expenses, brokerage costs, and the potential duplication of management fees.

The Bloomberg Barclays U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s Investors Service, Inc., Fitch Ratings, Inc., and Standard & Poor’s Ratings Services is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.

You cannot invest directly in an index.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default). In limited situations when the rating agency has not issued a formal rating, the investment adviser will classify the security as non-rated.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

PIA Funds

PIA BBB BOND FUND
Comparison of the change in value of a $10,000 investment in the
PIA BBB Bond Fund vs the Bloomberg Barclays U.S. Credit Baa Bond Index

Average Annual Total Return*	1 Year	5 Year	10 Year
PIA BBB Bond Fund	-3.44%	3.00%	7.11%
Bloomberg Barclays U.S. Credit Baa Bond Index	-3.29%	3.20%	7.55%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg Barclays U.S. Credit Baa Bond Index is an unmanaged index consisting of bonds rated Baa. The issues must be publicly traded and meet certain maturity and issue size requirements. Bonds are represented by the Industrial, Utility, Finance and non-corporate sectors.  Non-corporate sectors include sovereign, supranational, foreign agency and foreign local government issuers.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds

PIA MBS BOND FUND
Comparison of the change in value of a $10,000 investment in the
PIA MBS Bond Fund vs the Bloomberg Barclays U.S. MBS Fixed Rate Index

Average Annual Total Return*	1 Year	5 Year	10 Year
PIA MBS Bond Fund	-0.72%	1.89%	2.95%
Bloomberg Barclays U.S. MBS Fixed Rate Index	-0.49%	2.08%	3.11%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg Barclays U.S. MBS Fixed Rate Index is an unmanaged index that covers the mortgage-backed passthrough securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. Each aggregate is a proxy for the outstanding pools for a given agency, program, issue year and coupon. The index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the index. About 600 of these generic aggregates meet the criteria.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds

PIA HIGH YIELD (MACS) FUND
Comparison of the change in value of a $10,000 investment in the
PIA High Yield (MACS) Fund vs the Bloomberg Barclays U.S. Corporate High-Yield Index

Since Inception
Average Annual Total Return*	(12/26/17)
PIA High Yield (MACS) Fund	-0.07%
Bloomberg Barclays U.S. Corporate High-Yield Index	0.20%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on its inception date, December 26, 2017.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg Barclays U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s Investors Service, Inc., Fitch Ratings, Inc., and Standard & Poor’s Ratings Services is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

PIA Funds
Expense Example – November 30, 2018
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The BBB Bond Fund, MBS Bond Fund and the High Yield (MACS) Fund Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/18 – 11/30/18).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses.  Pacific Income Advisers, Inc. (“PIA”) has voluntarily agreed to pay each Fund’s operating expenses in order to limit total annual operating expenses to 0.19%, 0.23% and 0.25% of the average daily net assets of the BBB Bond Fund, MBS Bond Fund and High Yield (MACS) Fund, respectively, through at least March 29, 2019. Prior to March 30, 2018, the actual net expenses were voluntarily limited to 0.15%, 0.18% and 0.18%, respectively, for the BBB Bond Fund, MBS Bond Fund and High Yield (MACS) Fund.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

PIA Funds
Expense Example – November 30, 2018 (continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/18	11/30/18	6/1/18 – 11/30/18*
PIA BBB Bond Fund
Actual	$1,000.00	$ 985.80	$0.87
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$0.88

PIA MBS Bond Fund
Actual	$1,000.00	$1,000.70	$1.15
Hypothetical (5% return before expenses)	$1,000.00	$1,023.92	$1.17

PIA High Yield (MACS) Fund
Actual	$1,000.00	$ 995.30	$1.25
Hypothetical (5% return before expenses)	$1,000.00	$1,023.82	$1.27

*
Expenses are equal to a Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratio of the PIA BBB Bond Fund, the PIA MBS Bond Fund and the PIA High Yield (MACS) Fund was 0.17%, 0.23%, and 0.25%, respectively.

PIA Funds
PIA BBB BOND FUND
Allocation of Portfolio Assets – November 30, 2018
(Unaudited)

Investments by Sector
As a Percentage of Total Investments

PIA Funds
PIA MBS BOND FUND
Allocation of Portfolio Assets – November 30, 2018
(Unaudited)

Investments by Issuer
As a Percentage of Total Investments

PIA Funds
PIA HIGH YIELD (MACS) FUND
Allocation of Portfolio Assets – November 30, 2018
(Unaudited)

Investments by Sector
As a Percentage of Total Investments

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2018

Principal Amount		Value
CORPORATE BONDS 91.3%

Aerospace & Defense 0.5%
	Rockwell Collins, Inc.
$750,000	3.20%, due 3/15/24	$717,922

Agricultural Chemicals 0.5%
	Mosaic Co.
785,000	3.75%, due 11/15/21	784,028

Agriculture 0.4%
	Bunge Limited Finance Corp.
600,000	3.75%, due 9/25/27	538,478

Auto Parts 1.1%
	Advance Auto Parts, Inc.
1,100,000	5.75%, due 5/1/20	1,130,249
	AutoZone, Inc.
600,000	3.125%, due 7/15/23	581,038
		1,711,287
Autos 1.7%
	Ford Motor Co.
675,000	7.45%, due 7/16/31	697,356
	Ford Motor Credit Co. LLC
600,000	5.875%, due 8/2/21	611,361
1,000,000	3.815%, due 11/2/27	847,386
	General Motors Co.
400,000	5.20%, due 4/1/45	333,297
		2,489,400
Banks 6.9%
	Barclays Bank PLC
700,000	5.14%, due 10/14/20	711,852
1,000,000	4.836%, due 5/9/28	903,086
	Capital One Bank USA N.A.
1,100,000	3.375%, due 2/15/23	1,056,285
	Citigroup, Inc.
500,000	2.70%, due 3/30/21	489,208
1,000,000	3.50%, due 5/15/23	977,528
700,000	3.40%, due 5/1/26	651,996
1,000,000	4.45%, due 9/29/27	966,404
540,000	5.30%, due 5/6/44	538,745
	Credit Suisse Group
700,000	5.40%, due 1/14/20	711,367
	Credit Suisse Group
	Funding (Guernsey) Ltd.
650,000	4.55%, due 4/17/26	639,344
	Discover Bank
700,000	3.20%, due 8/9/21	688,402
	Fifth Third Bancorp
225,000	8.25%, due 3/1/38	298,147
	KeyCorp
900,000	5.10%, due 3/24/21	931,316
	Lloyds Banking Group plc
800,000	4.65%, due 3/24/26	751,884
		10,315,564
Biotechnology 1.6%
	Amgen, Inc.
720,000	3.875%, due 11/15/21	725,915
1,006,000	4.663%, due 6/15/51	935,062
	Celgene Corp.
800,000	4.625%, due 5/15/44	697,459
		2,358,436
Broker 2.6%
	Goldman Sachs Group, Inc.
950,000	6.75%, due 10/1/37	1,086,849
	Merrill Lynch & Co., Inc.
1,050,000	6.11%, due 1/29/37	1,147,167
	Morgan Stanley
900,000	4.875%, due 11/1/22	924,951
	Nomura Holdings, Inc.
700,000	6.70%, due 3/4/20	728,218
		3,887,185
Building Materials 0.5%
	Owens Corning Inc.
775,000	4.20%, due 12/15/22	768,993

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Chemicals 1.0%
	Dow Chemical Co.
$865,000	7.375%, due 11/1/29	$1,039,556
	RPM International, Inc.
500,000	6.125%, due 10/15/19	511,471
		1,551,027
Commercial Finance 1.1%
	AerCap Ireland Capital Ltd.
1,000,000	4.625%, due 10/30/20	1,006,095
	Air Lease Corp.
700,000	3.875%, due 4/1/21	700,946
		1,707,041
Communications 0.4%
	Telefonica Emisiones SAU
475,000	7.045%, due 6/20/36	546,752

Communications Equipment 0.4%
	Harris Corp.
500,000	6.15%, due 12/15/40	574,724

Construction Materials Manufacturing 0.4%
	Vulcan Materials Co.
620,000	3.90%, due 4/1/27	583,702

Consumer Finance 0.9%
	Fidelity National Information
	Services, Inc.
1,000,000	4.75%, due 5/15/48	923,915
	Synchrony Financial
500,000	4.50%, due 7/23/25	456,544
		1,380,459
Consumer Products 0.3%
	Church & Dwight Co., Inc.
500,000	3.15%, due 8/1/27	461,242

Diversified Banks 0.6%
	Deutsche Bank AG
1,000,000	4.10%, due 1/13/26	905,414

Drugs and Druggists’ Sundries
Merchant Wholesalers 0.7%
	Actavis Funding SCS
850,000	3.45%, due 3/15/22	831,759
268,000	4.75%, due 3/15/45	248,904
		1,080,663
Electric Utilities 2.5%
	Dominion Resources, Inc.
500,000	2.00%, due 8/15/21	476,364
470,000	4.90%, due 8/1/41	463,519
	Exelon Corp.
1,015,000	5.625%, due 6/15/35	1,077,539
	Jersey Central Power & Light
700,000	7.35%, due 2/1/19	704,982
	NiSource Finance Corp.
400,000	5.25%, due 2/15/43	408,675
	Teco Finance, Inc.
550,000	5.15%, due 3/15/20	561,067
		3,692,146
Electrical Equipment Manufacturing 1.3%
	Fortive Corp.
750,000	3.15%, due 6/15/26	695,599
	Johnson Controls International Plc
1,230,000	4.25%, due 3/1/21	1,248,473
		1,944,072
Exploration & Production 1.4%
	Apache Corp.
551,000	3.25%, due 4/15/22	537,560
600,000	4.75%, due 4/15/43	516,138
	EOG Resources, Inc.
527,000	2.625%, due 3/15/23	502,434
	Noble Energy, Inc.
533,000	3.90%, due 11/15/24	510,312
		2,066,444
Finance 0.6%
	Block Financial Corp.
900,000	5.50%, due 11/1/22	927,272

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Financial Services 2.0%
	AXA Equitable Holdings, Inc.
$1,000,000	5.00%, due 4/20/48 (c)	$884,229
	BrightSphere Investment Group plc
1,000,000	4.80%, due 7/27/26	963,457
	Legg Mason, Inc.
500,000	5.625%, due 1/15/44	483,020
	Leucadia National Corp.
700,000	5.50%, due 10/18/23	718,685
		3,049,391
Food 1.0%
	ConAgra Brands, Inc.
1,300,000	7.00%, due 10/1/28	1,486,141

Food and Beverage 1.0%
	Kraft Heinz Foods Co.
700,000	3.50%, due 7/15/22	685,860
1,000,000	4.375%, due 6/1/46	819,723
		1,505,583
Hardware 0.6%
	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.
900,000	6.02%, due 6/15/26 (c)	911,159

Health and Personal Care Stores 2.2%
	CVS Health Corp.
300,000	3.70%, due 3/9/23	295,643
620,000	3.875%, due 7/20/25	601,741
1,000,000	2.875%, due 6/1/26	902,530
500,000	5.125%, due 7/20/45	487,811
1,000,000	5.05%, due 3/25/48	974,310
		3,262,035
Health Care Facilities and Services 1.0%
	Express Scripts Holding Co.
800,000	4.75%, due 11/15/21	820,612
	Laboratory Corporation
	of America Holdings
640,000	3.25%, due 9/1/24	610,843
		1,431,455
Home and Office Products Manufacturing 0.6%
	Newell Brands, Inc.
1,000,000	4.20%, due 4/1/26	953,493

Information Technology 0.5%
	Ingram Micro, Inc.
775,000	5.00%, due 8/10/22	762,069

Insurance 3.2%
	American International Group, Inc.
1,050,000	4.875%, due 6/1/22	1,078,025
100,000	6.25%, due 3/15/37 (f)	97,250
	Anthem, Inc.
600,000	4.65%, due 8/15/44	570,278
	Aon Corp.
600,000	5.00%, due 9/30/20	615,233
	AXA SA
500,000	8.60%, due 12/15/30	630,000
	Lincoln National Corp.
120,000	3.80%, due 3/1/28	114,213
	Markel Corp.
20,000	4.90%, due 7/1/22	20,671
	Metlife, Inc.
855,000	6.40%, due 12/15/36 (g)	865,688
	Unum Group
700,000	5.625%, due 9/15/20	722,944
		4,714,302
Integrated Oils 0.6%
	Ecopetrol S.A.
900,000	4.125%, due 1/16/25	847,980

Lodging 0.4%
	Host Hotels & Resorts LP
600,000	4.75%, due 3/1/23	610,287

Machinery 0.6%
	Flowserve Corp.
900,000	3.50%, due 9/15/22	880,394

Manufacturing 0.7%
	Boston Scientific Corp.
1,000,000	4.125%, due 10/1/23	1,005,399

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Media 3.5%
	Discover Communications LLC
$500,000	3.30%, due 5/15/22	$488,868
	Expedia, Inc.
800,000	5.95%, due 8/15/20	829,899
	Omnicom Group, Inc.
400,000	3.625%, due 5/1/22	393,338
	Time Warner Entertainment
	Company, L.P.
810,000	8.375%, due 7/15/33	979,546
	Viacom Inc.
700,000	3.875%, due 4/1/24	692,895
610,000	4.375%, due 3/15/43	496,061
	Warner Media LLC
500,000	4.05%, due 12/15/23	497,470
1,000,000	4.85%, due 7/15/45	886,496
		5,264,573
Medical Equipment and
Devices Manufacturing 0.7%
	Abbott Laboratories
1,000,000	4.90%, due 11/30/46	1,039,276

Medical Equipment and
Supplies Manufacturing 0.5%
	Becton Dickinson and Co.
800,000	4.685%, due 12/15/44	736,410

Metals 0.5%
	Southern Copper Corp.
750,000	6.75%, due 4/16/40	809,306

Metals and Mining 0.7%
	Goldcorp Inc.
500,000	3.70%, due 3/15/23	488,583
	Reliance Steel & Aluminum Co.
500,000	4.50%, due 4/15/23	502,839
		991,422
Mining 0.8%
	Newmont Mining Corp.
800,000	4.875%, due 3/15/42	745,575
	Vale Overseas Limited
88,000	4.375%, due 1/11/22	89,540
336,000	6.875%, due 11/21/36	378,000
		1,213,115
Newspaper, Periodical, Book, and
Directory Publishers 1.2%
	21st Century Fox America, Inc.
1,460,000	6.20%, due 12/15/34	1,742,976

Nondepository Credit Intermediation 1.4%
	General Motors Financial Co., Inc.
800,000	3.15%, due 1/15/20	794,479
800,000	4.20%, due 3/1/21	799,827
600,000	4.00%, due 1/15/25	564,121
		2,158,427
Oil and Gas 6.9%
	Anadarko Petroleum Corp.
900,000	6.45%, due 9/15/36	960,082
	Enterprise Products Operating LLC
1,850,000	4.85%, due 8/15/42	1,745,454
	Hess Corp.
800,000	5.60%, due 2/15/41	702,062
	Kinder Morgan Energy Partners
750,000	3.95%, due 9/1/22	743,556
1,270,000	5.80%, due 3/15/35	1,281,588
700,000	5.55%, due 6/1/45	682,007
	Pemex Master Trust
1,150,000	6.625%, due 6/15/35	1,011,425
	Petroleos Mexicanos
700,000	5.50%, due 1/21/21	698,600
1,500,000	5.35%, due 2/12/28 (c)	1,296,450
	Pioneer Natural Resource Co.
400,000	3.95%, due 7/15/22	398,265
	Valero Energy Corp.
655,000	6.625%, due 6/15/37	724,326
		10,243,815

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Oil and Gas Extraction 0.5%
	Canadian Natural Resources Ltd.
$700,000	4.95%, due 6/1/47	$662,698

Oil and Gas Services and Equipment 0.6%
	Halliburton Co.
1,000,000	3.80%, due 11/15/25	956,688

Paper 1.2%
	International Paper Co.
700,000	6.00%, due 11/15/41	731,758
	Weyerhaeuser Co.
800,000	7.375%, due 3/15/32	970,622
		1,702,380
Pharmaceuticals 2.4%
	AbbVie, Inc.
500,000	2.30%, due 5/14/21	483,702
800,000	4.40%, due 11/6/42	696,963
	Mylan N.V.
1,000,000	3.15%, due 6/15/21	975,886
	Shire Acquisitions
	Investments Ireland DAC
1,500,000	2.875%, due 9/23/23	1,405,115
		3,561,666
Pipeline Transportation of Crude Oil 0.7%
	Magellan Midstream Partners LP
500,000	3.20%, due 3/15/25	477,454
	Sunoco Logistics Partners
500,000	4.25%, due 4/1/24	489,866
		967,320
Pipeline Transportation of Natural Gas 1.2%
	Williams Partners L.P.
500,000	3.60%, due 3/15/22	491,147
800,000	3.90%, due 1/15/25	772,982
500,000	5.10%, due 9/15/45	458,441
		1,722,570
Pipelines 3.0%
	El Paso Electric Co.
850,000	6.00%, due 5/15/35	938,443
	Enbridge Energy Partners, L.P.
590,000	5.20%, due 3/15/20	601,772
	Energy Transfer Partners L.P.
700,000	5.20%, due 2/1/22	716,764
1,000,000	7.60%, due 2/1/24	1,096,584
	Oneok Partners L.P.
1,200,000	3.375%, due 10/1/22	1,164,105
		4,517,668
Property & Casualty Insurance 1.3%
	The Hanover Insurance Group, Inc.
1,400,000	4.50%, due 4/15/26	1,377,890
	Mercury General Corp.
500,000	4.40%, due 3/15/27	481,828
		1,859,718
Railroad 0.9%
	Canadian Pacific Railway Co.
700,000	2.90%, due 2/1/25	665,132
	Norfolk Southern Corp.
700,000	3.85%, due 1/15/24	700,740
		1,365,872
Real Estate 2.7%
	American Homes 4 Rent LP
1,000,000	4.25%, due 2/15/28	945,794
	Columbia Property Trust
	Operating Partnership, L.P.
1,000,000	3.65%, due 8/15/26	932,276
	Crown Castle International Corp.
500,000	3.65%, due 9/1/27	460,472
	Essex Portfolio, L.P.
1,000,000	3.375%, due 4/15/26	942,814
	STORE Capital Corp.
810,000	4.50%, due 3/15/28	785,978
		4,067,334

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Real Estate Investment Trusts 1.1%
	Health Care REIT, Inc.
$1,050,000	5.25%, due 1/15/22	$1,090,120
	Ventas Realty LP
500,000	3.75%, due 5/1/24	487,972
		1,578,092
Refining & Marketing 0.3%
	Marathon Petroleum Corp.
500,000	3.625%, due 9/15/24	480,409

Restaurants 0.4%
	McDonald’s Corp.
550,000	4.875%, due 12/9/45	548,871

Retail 1.1%
	Macy’s Retail Holdings, Inc.
800,000	2.875%, due 2/15/23	747,157
	Walgreens Boots Alliance
1,000,000	4.80%, due 11/18/44	921,014
		1,668,171
Retail – Consumer Discretionary 0.1%
	AutoNation, Inc.
200,000	3.50%, due 11/15/24	185,910

Scientific Instruments 0.6%
	Thermo Fisher Scientific, Inc.
900,000	3.60%, due 8/15/21	898,652

Software 0.9%
	Fiserv, Inc.
700,000	3.50%, due 10/1/22	691,114
600,000	3.85%, due 6/1/25	589,579
		1,280,693
Software & Services 0.6%
	Equifax, Inc.
200,000	2.30%, due 6/1/21	193,278
	Hewlett Packard Enterprise Co.
700,000	4.90%, due 10/15/25 (b)	703,430
		896,708
Telecommunications 2.7%
	American Tower Corp.
1,350,000	5.05%, due 9/1/20	1,379,967
	British Telecommunications PLC
855,000	9.125%, due 12/15/30 (d)	1,160,833
	Deutsche Telekom
	International Finance
345,000	8.75%, due 6/15/30 (e)	454,696
	France Telecom SA
575,000	5.375%, due 1/13/42	602,493
	Grupo Televisa SAB
400,000	6.625%, due 3/18/25	435,315
		4,033,304
Tobacco 0.7%
	BAT Capital Corp.
600,000	4.54%, due 8/15/47	488,459
	Reynolds American, Inc.
600,000	4.45%, due 6/12/25	583,880
		1,072,339
Transportation 1.1%
	CSX Corp.
1,390,000	6.22%, due 4/30/40	1,603,180

Transportation and Logistics 1.0%
	FedEx Corp.
1,000,000	4.00%, due 1/15/24	1,014,374
	Kirby Corp.
450,000	4.20%, due 3/1/28	433,388
		1,447,762
Travel & Lodging 0.4%
	Marriott International, Inc.
600,000	3.75%, due 3/15/25	575,640

Utilities 1.0%
	PSEG Power LLC
500,000	4.30%, due 11/15/23	506,447
	Southern Co.
1,000,000	3.25%, due 7/1/26	926,141
		1,432,588

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount/
Shares		Value
Utilities – Gas 0.5%
	National Fuel Gas Co.
$680,000	4.90%, due 12/1/21	$688,613

Waste and Environment Services
and Equipment 0.5%
	Waste Management, Inc.
700,000	3.125%, due 3/1/25	674,641

Wired Telecommunications Carriers 2.3%
	Verizon Communications, Inc.
900,000	5.15%, due 9/15/23	952,618
2,700,000	4.522%, due 9/15/48	2,470,222
		3,422,840
Wireless Telecommunications Services 3.5%
	AT&T, Inc.
745,000	4.10%, due 2/15/28	702,846
1,200,000	4.50%, due 5/15/35	1,065,414
700,000	6.00%, due 8/15/40	707,446
1,400,000	4.80%, due 6/15/44	1,226,580
	Vodafone Group PLC
1,600,000	2.95%, due 2/19/23	1,527,713
		5,229,999
Total Corporate Bonds
(cost $140,057,686)		135,713,585

SOVEREIGN BONDS 7.0%
	Republic of Colombia
1,000,000	7.375%, due 3/18/19	1,014,010
600,000	3.875%, due 4/25/27	568,656
890,000	7.375%, due 9/18/37	1,062,438
	Republic of Italy
1,050,000	6.875%, due 9/27/23	1,132,712
	Republic of Panama
200,000	5.20%, due 1/30/20	204,477
750,000	6.70%, due 1/26/36	905,625
	Republic of Peru
1,050,000	6.55%, due 3/14/37	1,294,125
	Republic of Philippines
1,625,000	5.00%, due 1/13/37	1,760,910
	Republic of Uruguay
209,742	8.00%, due 11/18/22	235,855
	United Mexican States
2,490,000	4.75%, due 3/8/44	2,197,425
		10,376,233
Total Sovereign Bonds
(cost $11,162,809)		10,376,233

SHORT-TERM INVESTMENTS 0.5%
703,947	Fidelity Institutional Money
	Market Government Portfolio –
	Class I, 2.10% (a)	703,947
Total Short-Term Investments
(cost $703,947)		703,947
Total Investments
(cost $151,924,442)	98.8%	146,793,765
Other Assets less Liabilities	1.2%	1,781,040
TOTAL NET ASSETS	100.0%	$148,574,805

(a)	Rate shown is the 7-day annualized yield as of November 30, 2018.
(b)
Step-up bond; pays one interest rate for a certain period and a higher rate thereafter. The interest rate shown is the rate in effect as of November 30, 2018, and remains in effect until the bond’s maturity date.

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA BBB BOND FUND
Schedule of Investments – November 30, 2018 (continued)

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Pacific Income Advisers, Inc., the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2018, the value of these investments was $3,091,838 or 2.08% of total net assets.

(d)
Step-up bond; pays one interest rate for a certain period and can either increase or decrease thereafter.  Coupon rate increases by 25 basis points for each rating downgrade of one notch below A-/A3 made by Standard & Poor’s or Moody’s Investors Service, Inc. Coupon rate decreases by 25 basis points for each upgrade. The minimum coupon rate is 8.625%.

(e)
Step-up bond; pays one interest rate for a certain period and can either increase or decrease thereafter.  Coupon rate increases by 50 basis points if both Standard & Poor’s and Moody’s ratings are downgraded to less than an A rating. If the rating is then raised to higher than BBB, the coupon rate decreases by 50 basis points.

(f)
Coupon rate shown is the rate in effect as of November 30, 2018, and remains in effect until March 15, 2037, after that date the bond will change to a Floating-Rate equal to the 3 Month LIBOR + 2.056%, if not called, and until final maturity date.

(g)
Coupon rate shown is the rate in effect as of November 30, 2018, and remains in effect until  December, 2031, after that date the bond will change to a Floating-Rate equal to the 3 Month LIBOR + 2.205%, if not called, and until final maturity date.

Basis point = 1/100th of a percent.

Country Allocation
Country	% of Net Assets
United States	77.9%
United Kingdom	4.0%
Mexico	3.1%
Ireland	2.5%
Colombia	2.3%
Canada	1.2%
Philippines	1.2%
Netherlands	1.0%
Peru	0.9%
France	0.8%
Italy	0.8%
Panama	0.7%
Luxembourg	0.7%
Germany	0.6%
Japan	0.5%
Switzerland	0.5%
Guernsey	0.4%
Spain	0.4%
Brazil	0.3%
Uruguay	0.2%
100.0%

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2018

Principal Amount		Value
MORTGAGE BACKED SECURITIES 98.9%

Commercial Mortgage-Backed Securities 1.3%
	Aventura Mall Trust
$800,000	3.743%, due 12/5/32, Series
	2013-AVM, Class A (a) (c)	$809,815

U.S. Government Securities 97.6%
	FHLMC Pool
240,895	4.00%, due 3/1/26, #J14785	246,204
499,528	3.00%, due 11/1/26, #G18409	495,686
280,241	3.00%, due 6/1/27, #G14497	278,117
773,879	2.50%, due 12/1/31, #G18622	746,127
115,365	4.50%, due 10/1/35, #A37869	119,192
237,380	6.50%, due 9/1/36, #A54908	267,531
128,163	6.00%, due 6/1/37, #A62176	138,720
115,731	6.00%, due 6/1/37, #A62444	125,265
271	7.00%, due 9/1/37, #A66041	272
160,171	5.00%, due 10/1/38, #G04832	169,454
99,718	5.00%, due 2/1/39, #G05507	105,495
79,689	4.50%, due 11/1/39, #G05748	82,658
79,948	4.50%, due 12/1/39, #A90175	83,191
348,815	4.50%, due 5/1/40, #G06047	363,001
110,164	4.50%, due 8/1/40, #A93505	114,644
263,560	3.50%, due 1/1/41, #A96409	260,845
117,863	4.50%, due 1/1/41, #A96176	122,644
457,241	3.50%, due 2/1/42, #Q05996	452,531
374,580	3.50%, due 4/1/42, #Q07654	370,721
715,051	3.50%, due 5/1/42, #G08491	707,685
551,416	3.50%, due 6/1/42, #C09000	545,736
354,104	3.50%, due 6/1/42, #Q08641	350,456
384,279	3.50%, due 8/1/42, #Q10324	380,320
433,840	3.50%, due 6/1/43, #V80161	429,197
452,160	3.00%, due 8/1/43, #G08540	434,661
263,143	3.00%, due 8/1/43, #Q20559	253,037
152,306	3.50%, due 8/1/43, #Q21435	150,627
476,202	3.50%, due 2/1/44, #Q24712	470,903
1,253,541	4.00%, due 8/1/44, #G08601	1,264,901
1,007,351	3.00%, due 3/1/45, #G08631	965,004
1,401,496	3.00%, due 5/1/45, #G08640	1,341,819
734,453	3.00%, due 5/1/45, #Q33337	702,780
503,852	3.50%, due 11/1/45, #G08676	496,318
215,511	3.00%, due 12/1/46, #Q44655	205,682
1,059,380	3.00%, due 1/1/47, #G08741	1,010,466
551,458	3.00%, due 1/1/47, #Q45636	526,294
177,791	3.00%, due 2/1/47, #G08747	169,649
610,067	4.50%, due 3/1/47, #G08754	628,303
103,130	4.50%, due 3/1/47, #V83115	106,190
236,394	4.50%, due 4/1/47, #G08759	243,428
464,694	4.50%, due 11/1/47, #G61280	478,252
297,210	3.50%, due 2/1/48, #V83957	291,691
99,056	4.00%, due 3/1/48, #G08805	99,710
485,114	3.50%, due 4/1/48, #Q55213	476,113
580,389	4.50%, due 5/1/48, #G08820	597,324
161,624	4.00%, due 6/1/48, #G08817	162,705
392,297	4.50%, due 6/1/48, #V84282	403,744
794,685	4.00%, due 8/1/48, #Q58106	800,229
692,214	3.50%, due 9/1/48, #G08835	679,316
	FNMA Pool
310,610	3.00%, due 8/1/21, #AL0579	306,792
117,775	5.50%, due 7/1/22, #905040	119,890
444,781	4.50%, due 7/1/23, #254846	457,662
120,157	4.00%, due 12/1/25, #AH6058	122,509
134,454	4.00%, due 1/1/26, #AH3925	137,206
276,864	4.00%, due 5/1/26, #AH8174	282,553
423,913	3.00%, due 9/1/27, #AQ0333	421,698
307,171	2.50%, due 4/1/31, #BC4938	297,699
800,451	2.50%, due 10/1/31, #BC9305	772,573
824,156	2.50%, due 11/1/31, #BD9466	795,453
463,611	3.00%, due 12/1/32, #MA3218	457,869
429,595	3.50%, due 5/1/33, #BK5720	431,175
430,906	3.50%, due 5/1/33, #BK5745	432,491
473,555	3.50%, due 5/1/33, #MA3364	475,297
55,494	3.50%, due 6/1/33, #BK5999	55,699
123,142	5.00%, due 5/1/36, #745515	130,710
135,303	6.00%, due 6/1/37, #888413	146,823
528	5.00%, due 1/1/39, #AA0862	556

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
U.S. Government Securities 97.6% (continued)
	FNMA Pool (continued)
$636,963	4.00%, due 12/1/39, #AE0215	$645,561
179,224	5.00%, due 5/1/40, #AD6374	190,117
114,224	4.00%, due 10/1/40, #AE6057	115,779
221,054	4.00%, due 12/1/40, #MA0583	224,058
112,140	4.00%, due 11/1/41, #AJ4668	113,667
210,144	4.00%, due 11/1/41, #AJ5643	213,005
157,035	4.00%, due 4/1/42, #MA1028	159,172
1,036,251	3.50%, due 7/1/43, #AB9774	1,024,348
1,155,110	3.00%, due 8/1/43, #AU3363	1,110,817
289,617	4.00%, due 6/1/44, #AW4979	292,148
468,698	4.00%, due 9/1/44, #AS3392	472,648
399,824	4.00%, due 11/1/44, #AS3903	403,070
332,368	4.00%, due 11/1/44, #AS3906	335,118
375,449	3.00%, due 4/1/45, #AS4774	359,867
607,934	3.50%, due 4/1/45, #AY3376	598,824
198,712	3.00%, due 5/1/45, #AY6042	190,537
1,457,404	3.00%, due 6/1/45, #AZ0504	1,398,295
280,295	3.00%, due 6/1/45, #AZ0171	268,561
698,500	3.00%, due 6/1/45, #AZ2754	669,006
655,325	3.50%, due 8/1/45, #AS5699	645,504
319,333	3.50%, due 9/1/45, #AS5722	314,547
887,817	3.00%, due 10/1/45, #AZ6877	847,755
1,556,350	3.50%, due 12/1/45, #BA2275	1,532,865
1,168,799	3.50%, due 12/1/45, #MA2471	1,151,283
731,081	3.50%, due 3/1/46, #MA2549	719,974
1,476,348	3.00%, due 7/1/46, #MA2670	1,409,729
850,782	3.00%, due 9/1/46, #AS7904	812,391
83,098	4.00%, due 2/1/47, #BE7985	83,653
269,400	3.00%, due 4/1/47, #AS9448	257,225
359,795	4.00%, due 4/1/47, #MA2960	362,207
449,204	3.00%, due 5/1/47, #AS9562	428,856
528,725	4.00%, due 5/1/47, #AS9487	532,241
459,311	3.50%, due 8/1/47, #MA3087	451,095
870,817	3.50%, due 9/1/47, #MA3120	855,062
615,431	4.50%, due 11/1/47, #BJ1795	633,407
1,459,309	3.50%, due 3/1/48, #MA3305	1,432,000
235,829	4.50%, due 4/1/48, #MA3334	242,785
1,209,177	4.50%, due 5/1/48, #BM4135	1,244,671
978,492	4.00%, due 6/1/48, #MA3384	984,848
1,271,828	4.00%, due 7/1/48, #MA3415	1,280,088
890,670	4.00%, due 8/1/48, #MA3443	896,455
	GNMA Pool
144,219	4.50%, due 5/15/39, #717066	150,212
208,019	5.50%, due 6/15/39, #714720	222,829
213,583	4.50%, due 7/15/39, #720160	222,540
523,713	5.00%, due 9/15/39, #726311	557,091
597,535	4.00%, due 6/15/45, #AM8608	605,693
353,548	4.00%, due 2/15/46, #AR3772	363,389
51,470	4.00%, due 5/15/46, #AT7406	52,158
481,879	4.00%, due 10/15/46, #AQ0545	489,619
378,089	4.00%, due 12/15/46, #AQ0562	384,195
22,039	4.00%, due 12/15/46, #AQ0563	22,393
1,025,641	3.00%, due 5/15/47, #AW1730	989,896
198,494	3.00%, due 5/15/47, #AZ5535	191,580
463,603	3.00%, due 8/15/47, #AZ5554	447,456
1,372,274	3.50%, due 11/15/47, #BD4824	1,357,687
1,012,983	4.00%, due 11/15/47, #BB3817	1,026,853
		58,746,323
Total Mortgage Backed Securities
(cost $60,706,394)		59,556,138

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA MBS BOND FUND
Schedule of Investments – November 30, 2018 (continued)

Shares		Value
SHORT-TERM INVESTMENTS 0.9%
510,398	Fidelity Institutional Money
	Market Government Portfolio –
	Class I, 2.10% (b)	$510,398
Total Short-Term Investments
(cost $510,398)		510,398
Total Investments
(cost $61,216,792)	99.8%	60,066,536
Other Assets less Liabilities	0.2%	137,923
TOTAL NET ASSETS	100.0%	$60,204,459

(a)	Variable rate security. The coupon is based on an underlying pool of loans. Rate shown reflects the rate in effect as of November 30, 2018.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2018.
(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Pacific Income Advisers, Inc., the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2018, the value of these investments was $809,815 or 1.34% of total net assets.

FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2018

Principal Amount		Value
CORPORATE BONDS 97.7%

Advertising & Marketing 0.7%
	Lamar Media Corp.
$520,000	5.75%, due 2/1/26	$531,050

Aerospace/Defense 1.7%
	TransDigm, Inc.
700,000	6.00%, due 7/15/22	701,750
	Triumph Group, Inc.
590,000	7.75%, due 8/15/25	544,275
		1,246,025
Apparel & Textile Products 0.3%
	HanesBrands, Inc.
210,000	4.875%, due 5/15/26 (b)	198,450

Auto Parts Manufacturing 0.6%
	Delphi Technologies Plc
530,000	5.00%, due 10/1/25 (b)	460,729

Biotechnology 0.9%
	Sotera Health Topco, Inc.
710,000	8.125% Cash or 8.875%
	PIK, due 11/1/21 (b) (e)	694,025

Building Materials 0.6%
	U.S. Concrete, Inc.
470,000	6.375%, due 6/1/24	447,675

Casinos and Gaming 0.4%
	Scientific Games
	International, Inc.
300,000	5.00%, due 10/15/25 (b)	281,595

Chemical and Allied Products
Merchant Wholesalers 0.9%
	Univar USA, Inc.
650,000	6.75%, due 7/15/23 (b)	650,000

Chemicals 9.9%
	CF Industries, Inc.
650,000	3.45%, due 6/1/23	609,375
	Consolidated Energy Finance SA
400,000	6.875%, due 6/15/25 (b)	397,400
300,000	6.50%, due 5/15/26 (b)	292,875
	CSTN Merger Sub, Inc.
690,000	6.75%, due 8/15/24 (b)	655,500
	Hexion Inc./Hexion Nova
	Scotia Finance ULC
400,000	9.00%, due 11/15/20	192,000
	Hexion U.S. Finance Corp.
380,000	6.625%, due 4/15/20	315,400
	Kissner Milling Company Ltd.
690,000	8.375%, due 12/1/22 (b)	695,175
	Koppers, Inc.
710,000	6.00%, due 2/15/25 (b)	639,000
	LSB Industries, Inc.
650,000	9.625%, due 5/1/23 (b)	667,875
	Momentive Performance
	Materials, Inc.
235,000	3.875%, due 10/24/21	252,625
	OCI NV
625,000	6.625%, due 4/15/23 (b)	636,719
	Platform Specialty Products Corp.
360,000	6.50%, due 2/1/22 (b)	368,100
	PolyOne Corp.
450,000	5.25%, due 3/15/23	451,125
	Starfruit Finco BV / Starfruit
	US Holdco LLC
275,000	8.00%, due 10/1/26 (b)	264,688
	TPC Group, Inc.
925,000	8.75%, due 12/15/20 (b)	897,250
		7,335,107
Commercial and Service Industry
Machinery Manufacturing 0.7%
	ATS Automation Tooling
	Systems, Inc.
500,000	6.50%, due 6/15/23 (b)	513,750

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Communications Equipment 1.8%
	Anixter, Inc.
$500,000	6.00%, due 12/1/25 (b)	$501,250
	CommScope Technologies LLC
500,000	6.00%, due 6/15/25 (b)	465,650
	Plantronics, Inc.
350,000	5.50%, due 5/31/23 (b)	339,500
		1,306,400
Construction Machinery 0.8%
	Jurassic Holdings III
600,000	6.875%, due 2/15/21 (b)	558,000

Construction Materials Manufacturing 1.0%
	Boise Cascade Co.
440,000	5.625%, due 9/1/24 (b)	424,600
	Northwest Hardwoods, Inc.
400,000	7.50%, due 8/1/21 (b)	310,000
		734,600
Consumer Cyclical Services 1.0%
	APX Group, Inc.
790,000	8.75%, due 12/1/20	758,400

Consumer Products 0.6%
	Central Garden & Pet Co.
220,000	6.125%, due 11/15/23	224,488
	Coty, Inc.
150,000	6.50%, due 4/15/26 (b)	132,375
	Energizer Gamma
	Acquisition, Inc.
100,000	6.375%, due 7/15/26 (b)	94,250
		451,113
Consumer Services 4.1%
	AMN Healthcare, Inc.
350,000	5.125%, due 10/1/24 (b)	336,437
	Aramark Services, Inc.
300,000	5.00%, due 2/1/28 (b)	285,750
	Carriage Services, Inc.
450,000	6.625%, due 6/1/26 (b)	447,187
	LSC Communications, Inc.
550,000	8.75%, due 10/15/23 (b)	579,563
	Quad/Graphics, Inc.
800,000	7.00%, due 5/1/22	790,000
	Stonemor Partners LP
600,000	7.875%, due 6/1/21	562,500
		3,001,437
Containers and Packaging 5.1%
	ARD Finance S.A.
550,000	7.125% Cash or 7.875% PIK,
	due 9/15/23 (e)	508,750
	BWAY Holding Co.
590,000	5.50%, due 4/15/24 (b)	567,137
	Cascades, Inc.
54,000	5.50%, due 7/15/22 (b)	53,730
153,000	5.75%, due 7/15/23 (b)	149,940
	Crown Americas LLC/Crown
	Americas Capital Corp V
300,000	4.25%, due 9/30/26	280,125
	Crown Americas LLC/Crown
	Americas Capital Corp VI
150,000	4.75%, due 2/1/26 (b)	144,945
	Flex Acquisition Co., Inc.
150,000	7.875%, due 7/15/26 (b)	141,375
	Multi-Color Corp.
580,000	6.125%, due 12/1/22 (b)	582,900
	Plastipak Holdings, Inc.
650,000	6.25%, due 10/15/25 (b)	588,250
	W/S Packaging Holdings, Inc.
700,000	9.00%, due 4/15/23 (b)	712,250
		3,729,402
Distributors 0.7%
	Ferrellgas Partners LP
575,000	6.50%, due 5/1/21	493,062

Diversified Manufacturing 0.8%
	Griffon Corp.
600,000	5.25%, due 3/1/22	562,500

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Electrical Equipment Manufacturing 0.9%
	Itron, Inc.
$690,000	5.00%, due 1/15/26 (b)	$643,860

Financial Services 1.7%
	LPL Holdings, Inc.
650,000	5.75%, due 9/15/25 (b)	617,500
	Trident Merger Sub, Inc.
700,000	6.625%, due 11/1/25 (b)	630,000
		1,247,500
Food and Beverage 5.0%
	Clearwater Seafoods, Inc.
670,000	6.875%, due 5/1/25 (b)	643,200
	Dean Foods Co.
610,000	6.50%, due 3/15/23 (b)	536,800
	Matterhorn Merger Sub LLC /
	Matterhorn Finance Sub, Inc.
750,000	8.50%, due 6/1/26 (b)	658,125
	Pilgrim’s Pride Corp.
700,000	5.75%, due 3/15/25 (b)	684,250
	Sigma Holdco BV
650,000	7.875%, due 5/15/26 (b)	581,750
	Simmons Foods, Inc.
600,000	7.75%, due 1/15/24 (b)	615,000
		3,719,125
Forest and Paper
Products Manufacturing 0.8%
	Schweitzer-Mauduit
	International, Inc.
600,000	6.875%, due 10/1/26 (b)	591,000

Hardware 0.9%
	Everi Payments Inc.
700,000	7.50%, due 12/15/25 (b)	684,250

Health Care Facilities and Services 0.6%
	Hadrian Merger Sub, Inc.
500,000	8.50%, due 5/1/26 (b)	465,000

Home Improvement 0.8%
	Apex Tool Group LLC/BC
	Mountain Finance, Inc.
700,000	9.00%, due 2/15/23 (b)	607,250

Homebuilders 1.0%
	Williams Scotsman
	International, Inc.
750,000	6.875%, due 8/15/23 (b)	738,750

Industrial – Other 5.7%
	Brand Energy & Infrastructure
	Services, Inc.
650,000	8.50%, due 7/15/25 (b)	576,874
	Cleaver-Brooks, Inc.
825,000	7.875%, due 3/1/23 (b)	818,813
	First Data Corp.
650,000	5.75%, due 1/15/24 (b)	654,875
	Frontdoor, Inc.
150,000	6.75%, due 8/15/26 (b)	145,125
	H&E Equipment Services, Inc.
410,000	5.625%, due 9/1/25	383,862
	New Enterprise Stone &
	Lime Co., Inc.
400,000	6.25%, due 3/15/26 (b)	370,000
	United Rentals North
	America, Inc.
500,000	6.50%, due 12/15/26	503,125
250,000	5.50%, due 5/15/27	236,563
	Zachry Holdings, Inc.
550,000	7.50%, due 2/1/20 (b)	541,750
		4,230,987
Machinery Manufacturing 4.7%
	Amsted Industries Inc.
300,000	5.375%, due 9/15/24 (b)	288,000
	JPW Industries Holding Corp.
600,000	9.00%, due 10/1/24 (b)	607,500
	MAI Holdings, Inc.
700,000	9.50%, due 6/1/23 (b)	675,500

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Machinery Manufacturing 4.7% (continued)
	RBS Global, Inc./ Rexnord LLC
$150,000	4.875%, due 12/15/25 (b)	$143,063
	Titan Acquisition Ltd. / Titan
	Co-Borrower LLC
700,000	7.75%, due 4/15/26 (b)	575,750
	Titan International, Inc.
1,000,000	6.50%, due 11/30/23	927,500
	Welbilt, Inc.
240,000	9.50%, due 2/15/24	258,300
		3,475,613
Manufactured Goods 3.1%
	FXI Holdings, Inc.
700,000	7.875%, due 11/1/24 (b)	633,500
	Grinding Media Inc./ MC
	Grinding Media Canada, Inc.
650,000	7.375%, due 12/15/23 (b)	654,875
	Optimas OE Solutions, Inc.
400,000	8.625%, due 6/1/21 (b)	366,000
	Park-Ohio Industries, Inc.
620,000	6.625%, due 4/15/27	615,156
		2,269,531
Media Non-Cable 2.1%
	CBS Outdoor Americas
	Capital, LLC
890,000	5.625%, due 2/15/24	893,338
	R.R. Donnelley & Sons Co.
648,000	6.50%, due 11/15/23	635,170
		1,528,508
Medical Equipment and
Supplies Manufacturing 0.8%
	Vista Outdoor, Inc.
650,000	5.875%, due 10/1/23	619,125

Metals and Mining 3.8%
	American Gilsonite Co.
419,758	17.00% Cash or 17.000% PIK,
	due 12/31/21 (b) (e)	463,833
	Emeco Pty Ltd.
588,879	9.25%, due 3/31/22	627,155
	Rain CII Carbon LLC/
	CII Carbon Corp.
650,000	7.25%, due 4/1/25 (b)	604,500
	SunCoke Energy Partners
	LP/SunCoke Energy
	Partners Finance Corp.
710,000	7.50%, due 6/15/25 (b)	699,349
	TMS International Corp.
450,000	7.25%, due 8/15/25 (b)	442,125
		2,836,962
Oil and Gas Extraction 0.7%
	Welltec A/S
550,000	9.50%, due 12/1/22 (b)	552,750

Oil and Gas Services and Equipment 1.5%
	Archrock Partners LP
350,000	6.00%, due 4/1/21	344,750
	Nine Energy Service, Inc.
150,000	8.75%, due 11/1/23 (b)	148,688
	USA Compression
	Partners LP / USA
	Compression Finance Corp.
635,000	6.875%, due 4/1/26 (b)	622,300
		1,115,738
Paper 3.2%
	Clearwater Paper Corp.
710,000	4.50%, due 2/1/23	646,100
	Mercer International, Inc.
60,000	6.50%, due 2/1/24	60,000
690,000	5.50%, due 1/15/26	631,350
	NWH Escrow Corp.
400,000	7.50%, due 8/1/21 (b)	306,000
	Rayonier A.M. Products, Inc.
800,000	5.50%, due 6/1/24 (b)	736,000
		2,379,450

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Petroleum and Petroleum Products
Merchant Wholesalers 0.9%
	Sunoco LP/Sunoco Finance Corp.
$700,000	5.50%, due 2/15/26 (b)	$668,500

Pipelines 2.0%
	Exterran Partners, L.P.
100,000	6.00%, due 10/1/22	98,000
	Rose Rock Midstream, L.P.
700,000	5.625%, due 7/15/22	672,000
	Summit Midstream Holdings, LLC
220,000	5.50%, due 8/15/22	214,500
	TransMontaigne Partners LP/
	TLP Finance Corp.
500,000	6.125%, due 2/15/26	457,500
		1,442,000
Publishing and Broadcasting 2.2%
	Salem Media Group, Inc.
420,000	6.75%, due 6/1/24 (b)	379,050
	Townsquare Media, Inc.
640,000	6.50%, due 4/1/23 (b)	592,800
	Urban One, Inc.
670,000	9.25%, due 2/15/20 (b)	653,250
		1,625,100
Railroad 1.2%
	Watco Companies, Inc.
900,000	6.375%, due 4/1/23 (b)	906,750

Real Estate 1.5%
	GEO Group, Inc.
580,000	5.125%, due 4/1/23	525,625
	Iron Mountain, Inc.
620,000	4.875%, due 9/15/27 (b)	551,025
		1,076,650
Refining and Marketing 0.8%
	Calumet Specialty Products
	Partners LP / Calumet
	Finance Corp.
650,000	7.75%, due 4/15/23	570,375

Retail – Consumer Discretionary 4.0%
	Beacon Roofing Supply, Inc.
480,000	6.375%, due 10/1/23	480,000
	Hertz Corp.
700,000	5.875%, due 10/15/20	692,300
	Hillman Company, Inc.
1,050,000	6.375%, due 7/15/22 (b)	903,000
	Party City Holdings, Inc.
650,000	6.625%, due 8/1/26 (b)	629,005
	Reliance Intermediate Holdings
210,000	6.50%, due 4/1/23 (b)	217,350
		2,921,655
Software and Services 4.6%
	Ascend Learning LLC
570,000	6.875%, due 8/1/25 (b)	555,750
	Donnelley Financial
	Solutions, Inc.
580,000	8.25%, due 10/15/24	586,525
	Informatica LLC
670,000	7.125%, due 7/15/23 (b)	675,025
	Quintiles IMS Inc.
400,000	5.00%, due 10/15/26 (b)	388,500
	RP Crown Parent, LLC
590,000	7.375%, due 10/15/24 (b)	599,588
	Sophia, L.P.
550,000	9.00%, due 9/30/23 (b)	569,250
		3,374,638
Transportation and Logistics 2.7%
	J.B. Poindexter & Co., Inc.
650,000	7.125%, due 4/15/26 (b)	622,375
	Martin Midstream Partners L.P.
650,000	7.25%, due 2/15/21	637,000
	Mobile Mini, Inc.
750,000	5.875%, due 7/1/24	755,618
		2,014,993
Transportation Services 1.6%
	LBC Tank Terminals Holding
600,000	6.875%, due 5/15/23 (b)	558,000

The accompanying notes are an integral part of these financial statements.

PIA Funds
PIA HIGH YIELD (MACS) FUND
Schedule of Investments – November 30, 2018 (continued)

Principal Amount/
Shares		Value
Transportation Services 1.6% (continued)
	OPE KAG Finance Sub, Inc.
$650,000	7.875%, due 7/31/23 (b)	$633,750
		1,191,750
Utilities 2.4%
	Amerigas Partners LP
370,000	5.50%, due 5/20/25	343,638
	Rockpoint Gas Storage Canada Ltd.
750,000	7.00%, due 3/31/23 (b)	731,250
	Superior Plus LP / Superior
	General Partner, Inc.
700,000	7.00%, due 7/15/26 (b)	693,000
		1,767,888
Waste and Environment
Services and Equipment 2.3%
	CD&R Waterworks Merger Sub LLC
460,000	6.125%, due 8/15/25 (b)	422,050
	GFL Environmental Inc.
200,000	5.625%, due 5/1/22 (b)	188,500
	Hulk Finance Corp.
500,000	7.00%, due 6/1/26 (b)	448,750
	Waste Pro USA, Inc.
700,000	5.50%, due 2/15/26 (b)	645,750
		1,705,050
Wireline Telecommunications Services 1.6%
	Consolidated Communications, Inc.
330,000	6.50%, due 10/1/22	309,375
	West Corp.
560,000	5.375%, due 7/15/22 (b)	530,600
	Zayo Group, LLC
350,000	6.375%, due 5/15/25	344,750
		1,184,725
Total Corporate Bonds
(cost $75,764,202)		72,108,793

RIGHTS 0.0%
	Momentive Performance Escrow
1	8.875%, due 10/15/20 (c) (d)	—

SHORT-TERM INVESTMENTS 0.5%
379,941	Fidelity Institutional Money
	Market Government Portfolio –
	Class I, 2.10% (a)	379,941
Total Short-Term Investments
(cost $379,941)		379,941
Total Investments
(cost $76,144,143)	98.2%	72,488,734
Other Assets less Liabilities	1.8%	1,305,029
TOTAL NET ASSETS	100.0%	$73,793,763

(a)	Rate shown is the 7-day annualized yield as of November 30, 2018.
(b)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Pacific Income Advisers, Inc., the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2018, the value of these investments was $49,814,993 or 67.51% of total net assets.

(c)
Restricted security. The escrow shares were received through a distribution, for the purpose of receiving future distributions from the plan of reorganization. As of November 30, 2018, the security had a cost and value of $0 (0.0% of total net assets).

(d)	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees. Value determined using significant unobservable inputs.
(e)	Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Assets and Liabilities – November 30, 2018

	BBB	MBS	High Yield
	Bond Fund	Bond Fund	(MACS) Fund*
Assets:
Investments in securities, at value
(cost $151,924,442, $61,216,792, and $76,144,143, respectively)	$146,793,765	$60,066,536	$72,488,734
Cash	—	—	13,541
Receivable for fund shares sold	63,961	11,585	—
Interest receivable	1,817,632	180,537	1,370,680
Due from investment adviser (Note 4)	—	14,624	—
Prepaid expenses	13,203	2,334	10,514
Total assets	148,688,561	60,275,616	73,883,469

Liabilities:
Payable for fund shares redeemed	23,856	3,728	—
Payable to investment adviser	—	—	27,834
Administration fees	12,299	10,368	10,732
Custody fees	2,767	3,199	1,770
Transfer agent fees and expenses	19,085	10,623	6,258
Fund accounting fees	22,564	14,042	16,126
Audit fees	20,559	20,560	16,610
Chief Compliance Officer fee	2,250	2,249	2,250
Trustees’ fees and expenses	1,465	1,329	1,504
Accrued expenses	8,911	5,059	6,622
Total liabilities	113,756	71,157	89,706
Net Assets	$148,574,805	$60,204,459	$73,793,763

Net Assets Consist of:
Paid-in capital	$158,972,542	$62,860,800	$77,060,029
Total distributable earnings	(10,397,737)	(2,656,341)	(3,266,266)
Net Assets	$148,574,805	$60,204,459	$73,793,763

Net Asset Value, Offering Price and Redemption Price Per Share	$8.67	$9.17	$9.44

Shares Issued and Outstanding
(Unlimited number of shares authorized, par value $0.01)	17,138,604	6,568,324	7,820,211

*	The PIA High Yield (MACS) Fund commenced operations on December 26, 2017.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Operations – Period Ended November 30, 2018

	BBB	MBS	High Yield
	Bond Fund	Bond Fund	(MACS) Fund*
Investment Income:
Interest	$7,942,805	$1,879,209	$4,338,232
Total investment income	7,942,805	1,879,209	4,338,232

Expenses:
Fund accounting fees (Note 4)	92,146	54,155	57,923
Transfer agent fees and expenses (Note 4)	60,875	38,429	22,025
Administration fees (Note 4)	49,130	39,859	38,832
Registration fees	28,635	23,651	13,802
Audit fees	20,666	20,666	16,610
Custody fees (Note 4)	17,381	18,300	7,961
Trustees’ fees and expenses	15,797	14,436	15,318
Chief Compliance Officer fee (Note 4)	9,049	9,049	8,396
Legal fees	8,099	7,827	7,650
Reports to shareholders	6,451	2,687	2,993
Insurance	4,369	2,479	1,820
Miscellaneous	6,812	5,779	7,602
Total expenses	319,410	237,317	200,932
Less: Expense reimbursement from adviser (Note 4)	(5,696)	(91,716)	(44,920)
Net expenses	313,714	145,601	156,012
Net investment income	7,629,091	1,733,608	4,182,220

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments	(1,665,405)	(648,454)	347,903
Net change in unrealized appreciation on investments	(12,595,930)	(1,663,220)	(4,631,488)
Net loss on investments	(14,261,335)	(2,311,674)	(4,283,585)
Net decrease in net assets resulting from operations	$(6,632,244)	$(578,066)	$(101,365)

*	The PIA High Yield (MACS) Fund commenced operations on December 26, 2017.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Statements of Changes in Net Assets

	BBB		MBS		High Yield
	Bond Fund		Bond Fund		(MACS) Fund
					Dec. 26, 2017*
	Year Ended	Year Ended	Year Ended	Year Ended	through
	Nov. 30, 2018	Nov. 30, 2017	Nov. 30, 2018	Nov. 30, 2017	Nov. 30, 2018
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$7,629,091	$8,229,252	$1,733,608	$1,728,011	$4,182,220
Net realized gain/(loss) on investments	(1,665,405)	846,057	(648,454)	689,212	347,903
Net change in unrealized appreciation
on investments	(12,595,930)	5,602,527	(1,663,220)	(1,128,899)	(4,631,488)
Net increase/(decrease) in net assets
resulting from operations	(6,632,244)	14,677,836	(578,066)	1,288,324	(101,365)

Dividends and Distributions Paid to Shareholders:
Net dividends and
distributions to shareholders	(7,642,647)	(8,234,499)^	(1,831,574)	(1,903,552)^^	(4,140,980)
Total dividends and distributions	(7,642,647)	(8,234,499)	(1,831,574)	(1,903,552)	(4,140,980)

Capital Share Transactions:
Net proceeds from shares sold	42,846,132	39,251,172	15,637,585	19,135,112	8,256,239
Net proceeds from transfer in-kind	—	—	—	—	65,639,784
Distributions reinvested	5,828,550	6,203,428	890,274	983,435	4,140,980
Payment for shares redeemed	(92,478,592)	(68,284,675)	(23,632,579)	(37,661,932)	(895)
Net increase/(decrease) in net assets
from capital share transactions	(43,803,910)	(22,830,075)	(7,104,720)	(17,543,385)	78,036,108
Total increase/(decrease) in net assets	(58,078,801)	(16,386,738)	(9,514,360)	(18,158,613)	73,793,763
Net Assets, Beginning of Period	206,653,606	223,040,344	69,718,819	87,877,432	—
Net Assets, End of Period	$148,574,805	$206,653,606 +	$60,204,459	$69,718,819 ++	$73,793,763

Transactions in Shares:
Shares sold	4,696,417	4,229,004	1,677,737	2,005,984	832,790
Shares issued in connection
with transfer in-kind	—	—	—	—	6,563,978
Shares issued on
reinvestment of distributions	646,637	668,722	96,016	103,244	423,534
Shares redeemed	(10,318,214)	(7,364,543)	(2,553,763)	(3,951,526)	(91)
Net increase/(decrease)
in shares outstanding	(4,975,160)	(2,466,817)	(780,010)	(1,842,298)	7,820,211

*	Commencement of operations.
+	Includes accumulated undistributed net investment income of $65,333.
++	Includes accumulated undistributed net investment income of $37,883.
^	Includes net investment income distributions of $8,234,499
^^	Includes net investment income distributions of $1,903,552.

The accompanying notes are an integral part of these financial statements.

PIA Funds
BBB BOND FUND
Financial Highlights

	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$9.35	$9.07	$8.97	$9.57	$9.48

Income From Investment Operations:
Net investment income	0.37	0.35	0.36	0.36	0.37
Net realized and unrealized gain/(loss) on investments	(0.68)	0.28	0.10	(0.55)	0.43
Total from investment operations	(0.31)	0.63	0.46	(0.19)	0.80

Less Distributions:
Distributions from net investment income	(0.37)	(0.35)	(0.36)	(0.36)	(0.37)
Distributions from net realized gains on investments	—	—	—	(0.05)	(0.34)
Total distributions	(0.37)	(0.35)	(0.36)	(0.41)	(0.71)

Net asset value, end of year	$8.67	$9.35	$9.07	$8.97	$9.57

Total Return	-3.44%	7.10%	5.18%	-2.08%	8.85%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$148,575	$206,654	$223,040	$225,946	$239,734
Ratio of expenses to average net assets:
Net of expense reimbursement	0.16%^	0.15%	0.15%	0.15%	0.02%*
Before expense reimbursement	0.17%	0.17%	0.17%	0.16%	0.15%
Ratio of net investment income to average net assets:
Net of expense reimbursement	3.97%	3.81%	3.90%	3.87%	3.86%
Before expense reimbursement	3.96%	3.79%	3.88%	3.86%	3.73%
Portfolio turnover rate	15%	11%	31%	18%	18%

*	Effective October 1, 2014, the expense cap increased from 0.00% to 0.15%.
^	Effective March 30, 2018, the expense cap increased from 0.15% to 0.19%.

The accompanying notes are an integral part of these financial statements.

PIA Funds
MBS BOND FUND
Financial Highlights

	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$9.49	$9.56	$9.70	$9.82	$9.65

Income From Investment Operations:
Net investment income	0.24	0.25	0.25	0.24	0.29
Net realized and unrealized gain/(loss) on investments	(0.31)	(0.05)	(0.11)	(0.09)	0.20
Total from investment operations	(0.07)	0.20	0.14	0.15	0.49

Less Distributions:
Distributions from net investment income	(0.25)	(0.27)	(0.28)	(0.27)	(0.32)
Total distributions	(0.25)	(0.27)	(0.28)	(0.27)	(0.32)

Net asset value, end of year	$9.17	$9.49	$9.56	$9.70	$9.82

Total Return	-0.72%	2.09%	1.48%	1.54%	5.17%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$60,204	$69,719	$87,877	$96,068	$97,345
Ratio of expenses to average net assets:
Net of expense reimbursement	0.21%†	0.17%^	0.15%	0.15%	0.03%*
Before expense reimbursement	0.34%	0.39%	0.32%	0.29%	0.29%
Ratio of net investment income to average net assets:
Net of expense reimbursement	2.53%	2.49%	2.59%	2.43%	2.94%
Before expense reimbursement	2.40%	2.27%	2.42%	2.29%	2.68%
Portfolio turnover rate	239%	151%	67%	161%	160%

*	Effective October 1, 2014, the expense cap increased from 0.00% to 0.15%.
^	Effective March 30, 2017, the expense cap increased from 0.15% to 0.18%.
†	Effective March 30, 2018, the expense cap increased from 0.18% to 0.23%.

The accompanying notes are an integral part of these financial statements.

PIA Funds
HIGH YIELD (MACS) FUND
Financial Highlights

	December 26, 2017*
	through
	November 30, 2018
Per Share Operating Performance
(For a fund share outstanding throughout each period)

Net asset value, beginning of period	$10.00

Income From Investment Operations:
Net investment income	0.56
Net realized and unrealized loss on investments	(0.56)
Total from investment operations	0.00

Less Distributions:
Distributions from net investment income	(0.56)
Total distributions	(0.56)

Net asset value, end of period	$9.44

Total Return	-0.07	%++

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$73,794
Ratio of expenses to average net assets:
Net of expense reimbursement	0.23	%+^
Before expense reimbursement	0.30	%+
Ratio of net investment income to average net assets:
Net of expense reimbursement	6.23	%+
Before expense reimbursement	6.16	%+
Portfolio turnover rate	22	%++

*	Commencement of operations.
+	Annualized for periods less than one year.
++	Not annualized for periods less than one year.
^	Effective March 30, 2018, the expense cap increased from 0.18% to 0.25%.

The accompanying notes are an integral part of these financial statements.

PIA Funds
Notes to Financial Statements – November 30, 2018

Note 1 – Organization
The PIA BBB Bond Fund, the PIA MBS Bond Fund and the PIA High Yield (MACS) Fund (the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Currently, the Funds offer the Managed Account Completion Shares (MACS) class.  Each of the Funds is diversified and has separate assets and liabilities and differing investment objectives.  The investment objective of the PIA BBB Bond Fund (the “BBB Bond Fund”) is to seek to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard and Poor’s Ratings Services, the Baa category by Moody’s Investors Services, Inc. or the BBB category by Fitch Ratings, Inc.  The investment objective of the PIA MBS Bond Fund (the “MBS Bond Fund”) is to seek to provide a total rate of return that exceeds the Bloomberg Barclays U.S. MBS Fixed Rate Index. The Investment objective of the PIA High Yield (MACS) Fund (the “High Yield (MACS) Fund”) is to seek a high level of current income. The BBB Bond Fund and the MBS Bond Fund commenced operations on September 25, 2003 and February 28, 2006, respectively. The High Yield (MACS) Fund commenced operations on December 26, 2017, prior to which, its only activity was a transfer in-kind of securities and cash. This transfer in-kind was nontaxable, whereby the Fund issued 6,563,978 shares on December 26, 2017. The fair value and cost of securities received by the Fund was $61,624,087 and $60,648,008, respectively. In addition, the Fund received $4,015,697 of cash and interest receivable. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Only authorized investment advisory clients of Pacific Income Advisers, Inc. are eligible to invest in the Funds.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Funds on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations. The Funds are required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Funds’ net asset values if the Funds make such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Funds may also enter into dollar rolls in which the Funds sell securities purchased on a forward-commitment basis and simultaneously contract with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Funds to “rollover” their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015 – 2017, or expected to be taken in the Funds’ 2018 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Each Fund is charged for those expenses that are directly attributable to the Fund, such as administration and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a Fund’s respective net assets, or by other equitable means.

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Non-Cash interest income included in interest income, if any, is recorded at fair market value of additional par received.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Funds distribute substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds expect the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of November 30, 2018, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements. Refer to Note 9 for more information about subsequent events.

Note 3 – Securities Valuation
The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.  The Funds’ investments are carried at fair value.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

All foreign securities owned by the BBB Bond Fund are U.S. dollar denominated.

Mortgage- and Asset-Backed Securities – Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. Government securities are typically categorized in level 2 of the fair value hierarchy.

U.S. Government Agency Securities – U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

Equity Securities – Equity securities, including exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Each Fund intends to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees.  As of November 30, 2018, Pacific Income Advisers, Inc., the adviser, has determined that all the Rule 144A securities held by the Funds are considered liquid.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2018:

BBB Bond Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$135,713,585	$—	$135,713,585
Sovereign Bonds	—	10,376,233	—	10,376,233
Total Fixed Income	—	146,089,818	—	146,089,818
Short-Term Investments	703,947	—	—	703,947
Total Investments	$703,947	$146,089,818	$—	$146,793,765

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

MBS Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Commercial Mortgage-Backed Securities	$—	$809,815	$—	$809,815
Mortgage-Backed Securities —
U.S. Government Agencies	—	58,746,323	—	58,746,323
Total Fixed Income	—	59,556,138	—	59,556,138
Short-Term Investments	510,398	—	—	510,398
Total Investments	$510,398	$59,556,138	$—	$60,066,536

High Yield (MACS) Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$72,108,793	$—	$72,108,793
Total Fixed Income	—	72,108,793	—	72,108,793
Short-Term Investments	379,941	—	—	379,941
Total Investments	$379,941	$72,108,793	$—	$72,488,734

Refer to each Fund’s schedule of investments for a detailed break-out of securities.  Transfers between levels are recognized at November 30, 2018, the end of the reporting period.  During the year ended November 30, 2018, the BBB Bond Fund, MBS Bond Fund and the High Yield (MACS) Fund recognized no transfers between levels.

The following is a reconciliation of the High Yield (MACS) Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Investments in Securities, at Value
Common Stocks
Balance as of December 26, 2017	$—
Accrued discounts/premiums	—
Realized gain/(loss)	152,358
Change in unrealized appreciation/(depreciation)	—
Purchases	770,082
Sales	(922,440)
Transfers in and/or out of Level 3	—
Balance as of November 30, 2018	$—

At November 30, 2018, the High Yield (MACS) Fund did not hold any level 3 securities.

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

In August 2018, the FASB issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates
The Funds have investment advisory agreements with Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  Under the agreement, the Funds do not pay the Adviser an investment advisory fee.  However, investors in the Funds will be charged investment advisory fees by the Adviser and persons other than the Adviser.  Clients of PIA pay PIA an investment advisory fee to manage their assets, including assets invested in the Funds.  Participants in “wrap-fee” programs pay fees to the program sponsor, who in turn pays fees to the Adviser.

The Funds are responsible for their own operating expenses.  PIA has voluntarily agreed to limit the total expenses of the BBB Bond Fund, MBS Bond Fund and High Yield (MACS) Fund to an annual rate of 0.19%, 0.23% and 0.25%, respectively, of each Fund’s average daily net assets through at least March 29, 2019. Prior to March 30, 2018, the actual net expenses were voluntarily limited to 0.15%, 0.18% and 0.18%, respectively, for the BBB Bond Fund, MBS Bond Fund and High Yield (MACS) Fund. The Adviser may not recoup expense reimbursements in future periods.  For the year ended November 30, 2018, the Adviser absorbed Fund expenses in the amount of $5,696, $91,716 and $44,920 for the BBB Bond Fund, the MBS Bond Fund and the High Yield (MACS) Fund, respectively.

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

For the period ended November 30, 2018, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	BBB	MBS	High Yield
	Bond Fund	Bond Fund	(MACS) Fund
Administration	$49,130	$39,859	$38,832
Fund Accounting	92,146	54,155	57,923
Transfer Agency
(excludes out-of-pocket expenses and sub-ta fees)	33,218	31,771	17,682
Custody	17,381	18,300	7,961
Chief Compliance Officer	9,049	9,049	8,396

At November 30, 2018, the Funds had payables due to Fund Services for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	BBB	MBS	High Yield
	Bond Fund	Bond Fund	(MACS) Fund
Administration	$12,299	$10,368	$10,732
Fund Accounting	22,564	14,042	16,126
Transfer Agency
(excludes out-of-pocket expenses and sub-ta fees)	8,388	8,153	4,919
Custody	2,767	3,199	1,770
Chief Compliance Officer	2,250	2,249	2,250

Note 5 – Purchases and Sales Of Securities
For the period ended November 30, 2018, the cost of purchases, including the transfer in-kind of securities, and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Non-Government		Government
	Purchases	Sales	Purchases	Sales
BBB Bond Fund	$13,564,544	$54,379,726	$15,384,978	$17,224,516
MBS Bond Fund	—	1,743,227	158,043,329	162,301,634
High Yield (MACS) Fund*	89,914,629	14,428,851	—	—

* Purchases include the transfer in-kind of securities.

Note 6 – Line of Credit
The BBB Bond Fund, the MBS Bond Fund and the High Yield (MACS) Fund have a line of credit in the amount of $18,400,000, $9,800,000 and $6,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the period ended November 30, 2018, the MBS Bond Fund and High Yield (MACS) Fund did not draw upon their lines of credit.  During the year ended November 30, 2018, the BBB Bond Fund drew on its line of credit. The Fund had an outstanding average daily balance of $6,414, paid a weighted average

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

interest rate of 5.17%, and incurred interest expense of $336. The maximum amount outstanding for the Fund during the year ended November 30, 2018 was $566,000. At November 30, 2018, the Fund had no outstanding loan amounts.

Note 7 – Federal Income Tax Information
The tax character of distributions paid during the period ended November 30, 2018 and the year ended November 30, 2017 was as follows:

					High Yield
	BBB Bond Fund		MBS Bond Fund		(MACS) Fund*
	Nov. 30, 2018	Nov. 30, 2017	Nov. 30, 2018	Nov. 30, 2017	Nov. 30, 2018
Ordinary income	$7,642,647	$8,234,499	$1,831,574	$1,903,552	$4,140,980

* Commenced operations on December 26, 2017

As of November 30, 2018, the components of capital on a tax basis were as follows:

	BBB	MBS	High Yield
	Bond Fund	Bond Fund	(MACS) Fund
Cost of investments (a)	$151,940,959	$61,224,654	$76,144,143
Gross unrealized appreciation	2,197,457	206,895	233,869
Gross unrealized depreciation	(7,344,651)	(1,365,013)	(3,889,278)
Net unrealized depreciation (a)	(5,147,194)	(1,158,118)	(3,655,409)
Undistributed ordinary income	51,778	29,211	233,427
Undistributed long-term capital gain	—	—	155,716
Total distributable earnings	51,778	29,211	389,143
Other accumulated gains/(losses)	(5,302,321)	(1,527,434)	—
Total accumulated earnings/(losses)	$(10,397,737)	$(2,656,341)	$(3,266,266)

(a)
The difference between book-basis and tax-basis net unrealized depreciation in the BBB Bond Fund and the MBS Bond Fund is attributable primarily to wash sales. The book-basis and tax-basis net unrealized depreciation are the same for the High Yield (MACS) Fund.

At November 30, 2018, the BBB Bond Fund and the MBS Bond Fund had tax short-term capital losses and tax long-term capital losses, which may be carried over indefinitely to offset future gains, as follows:

	BBB	MBS	High Yield
	Bond Fund	Bond Fund	(MACS) Fund
Short-term capital losses	$640,748	$768,696	$—
Long-term capital losses	4,661,573	758,738	—

Note 8 – Principal Risks
Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

•
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Interest Rate Risk. The value of a Fund’s investments in fixed-income securities will change based on changes in interest rates.  If interest rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Funds may face a heightened level of interest rate risk.

•	Credit Risk. The issuers of the bonds and other debt securities held by the Funds may not be able to make interest or principal payments.

•
Prepayment Risk. Issuers of securities held by the Funds may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When debt obligations are prepaid or when securities are called, the Funds may have to reinvest in securities with a lower yield. Prepayment risk is a major risk of mortgage-backed securities.

BBB Bond Fund

•
High Yield Securities Risk. The BBB Bond Fund may hold high yield securities as a result of credit rating downgrades. Securities with ratings lower than BBB or Baa are known as “high yield” securities (commonly known as “junk bonds”). High yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

•
Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets.  Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.  These risks are magnified in countries in “emerging markets.”  Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.  In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

MBS Bond Fund

•
Extension Risk.  An issuer may pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates.  Under these circumstances, the value of the obligation will decrease.

•
Risks Associated with Mortgage-Backed Securities. These risks include Market and Regulatory Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above), as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile.  In particular, events related to the U.S. housing market in recent years had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities.

•
Risks associated with Real Estate and Regulatory Actions. The securities that the MBS Bond Fund owns are dependent on real estate prices. Although some of the securities in the Fund are expected to either have a U.S. Government sponsored entity guarantee or be AAA rated by Moody’s Investors Service, Inc., Standard & Poor’s Rating Services and/or Fitch Ratings, Inc., if real estate experiences a significant price decline, this could adversely affect the prices of the securities the Fund owns. Any adverse regulatory action could impact the prices of the securities the Fund owns.

•
Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

•
TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. The principal risk of TBA transactions are increased credit risk and increased overall investment exposure.

•
Dollar Roll Risk. Dollar rolls involve the risk that the MBS Bond Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in the Fund’s portfolio.

•
Risks Associated with Inflation and Deflation. Inflation risk is the risk that the rising cost of living may erode the purchasing power of an investment over time. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.

•
Government-Sponsored Entities Risk. Securities issued or guaranteed by government-sponsored entities, including GNMA, FNMA, and FHLMC, may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

•
Asset-Backed Securities Risks. These risks include Market and Regulatory Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above). Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates.

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

High Yield (MACS) Fund

•
High Yield Securities Risk. High yield securities (or “junk bonds”) entail greater risk of loss of principal because of their greater exposure to credit risk.  High yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

•
Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

•
Convertible Securities Risk.  Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

•
Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets.  Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.  These risks are magnified in countries in “emerging markets.”  Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.  In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•
Loan Participation and Assignment Risk. Loan participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Bank loans (i.e., loan participations and assignments), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.

•
Risks Associated with Inflation and Deflation.  Rising cost of living may erode the purchasing power of an investment over time. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation.

•
Newer Fund Risk. The High Yield (MACS) Fund is newer with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

PIA Funds
Notes to Financial Statements – November 30, 2018 (continued)

Note 9 – Subsequent Event
The President, Chief Executive Officer and Principal Executive Officer of the Trust resigned on October 25, 2018. The Board appointed Mr. Jeffrey T. Rauman, Senior Vice President, U.S. Bancorp Fund Services, LLC, as the new President, Chief Executive Officer and Principal Executive Officer of the Trust at its December 2018 Board meeting. During the interim period, in accordance with the Trust’s governing documents, the Vice Presidents of the Trust were authorized to carry out the duties of the President.

Note 10 – Other Tax Information (Unaudited)
For the year ended November 30, 2018, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds. For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2018 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 27, 2018, the BBB Bond Fund and the MBS Bond Fund distributed $0.03427529 and $0.02881075 per share, respectively, of net investment income. On December 27, 2018, the High Yield (MACS) Fund distributed $0.05845213 per share of net investment income, $0.02459 per share of short-term capital gains and $0.01993 per share of long-term capital gains.

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees Advisors Series Trust and Shareholders of
PIA BBB Bond Fund
PIA MBS Bond Fund
PIA High Yield (MACS) Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the of PIA BBB Bond Fund, PIA MBS Bond Fund and PIA High Yield (MACS) fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of November 30, 2018, with respect to PIA BBB Bond Fund and PIA MBS Bond Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended and with respect to the PIA High Yield (MACS) fund the related statement of operations, the statement of changes, financial highlights for the period December 26, 2017 (commencement of operations) through November 30, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2019

PIA Funds
Notice to Shareholders – November 30, 2018
(Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PIA Funds
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite term;	Director, Alpha Gamma	6	Trustee,
(age 72)		since	Delta Housing Corporation		Advisors Series
615 E. Michigan Street		March 2014.	(collegiate housing		Trust (for series
Milwaukee, WI 53202			management) (2012 to		not affiliated
			present); Trustee and Chair		with the Funds);
			(2000 to 2012), New Covenant		Independent
			Mutual Funds (1999 to 2012);		Trustee from
			Director and Board Member,		1999 to 2012,
			Alpha Gamma Delta		New Covenant
			Foundation (philanthropic		Mutual Funds
			organization) (2005 to 2011).		(an open-end
investment
company with
4 portfolios).

David G. Mertens	Trustee	Indefinite term*;	Retired; formerly Managing	6	Trustee,
(age 58)		since	Director and Vice President,		Advisors Series
615 E. Michigan Street		March 2017.	Jensen Investment ,		Trust (for series
Milwaukee, WI 53202			Management Inc. (a privately-		not affiliated
			held investment advisory firm)		with the Funds).
(2002 to 2017).

George J. Rebhan	Chairman	Indefinite term;	Retired; formerly President,	6	Trustee,
(age 84)	of the	since	Hotchkis and Wiley Funds		Advisors Series
615 E. Michigan Street	Board and	May 2002.	(mutual funds) (1985 to 1993).		Trust (for series
Milwaukee, WI 53202	Trustee				not affiliated
with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)
Joe D. Redwine(4)	Trustee	Indefinite term;	Retired; formerly President,	6	Trustee,
(age 71)		since	CEO, U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		January 2018.	Services, LLC (May 1991 to		Trust (for series
Milwaukee, WI 53202			July 2017); formerly Manager,		not affiliated
			U.S. Bancorp Fund Services,		with the Funds).
LLC (1998 to July 2017).

Raymond B. Woolson	Trustee	Indefinite term*;	President, Apogee Group, Inc.	6	Trustee,
(age 59)		since	(financial consulting firm)		Advisors Series
615 E. Michigan Street		January 2016.	(1998 to present).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from
2010 to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

PIA Funds
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Cheryl L. King	Vice President,	Indefinite term;	Vice President, Compliance and Administration, U.S. Bancorp
(age 57)	Treasurer and	since	Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Principal	December 2007.
Milwaukee, WI 53202	Financial
Officer

Kevin J. Hayden	Assistant	Indefinite term;	Assistant Vice President, Compliance and Administration,
(age 47)	Treasurer	since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite term;	Senior Vice President, U.S. Bancorp Fund Services, LLC and
(age 61)	Chief	since	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Compliance	September 2009.
Milwaukee, WI 53202	Officer and
AML Officer

Emily R. Enslow, Esq.	Vice President	Indefinite term;	Vice President, U.S. Bancorp Fund Services, LLC (July 2013 to
(age 32)	and	since	present); Proxy Voting Coordinator and Class Action
615 E. Michigan Street	Secretary	December 2017.	Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202			(September 2012 to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds and the PIA High Yield Fund, the PIA Short Duration Bond Fund and the PIA Short-Term Securities Fund. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

PIA Funds

PIA Short-Term
Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held within the fund complex and may apply to all Funds held through your financial intermediary.

Annual Report

November 30, 2018

PIA Short-Term Securities Fund

Dear Shareholder:

We are pleased to provide you with this annual report for the fiscal year from December 1, 2017 through November 30, 2018, regarding the PIA Short-Term Securities Fund (the “Fund”) for which Pacific Income Advisers, Inc. (“PIA”) is the investment adviser.

For the fiscal year ended November 30, 2018, the total return for the Fund, including the reinvestment of dividends and capital gains, was 1.23%.

The Fund’s return was lower than the Fund’s benchmark index, the ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index, which returned 1.53% for the same period. The Fund’s total return is net of 0.39% in Fund fees and expenses for the year ended November 30, 2018, compared to the benchmark index, which does not incur fees and expenses. As stated in the most recently filed prospectus, the Fund’s gross expense ratio is 0.41% and the Fund’s net expense ratio is 0.39%.

PIA has contractually agreed to waive all or a portion of its management fees and pay Fund expenses to ensure that the Total Annual Fund Operating Expenses After Fee Waiver (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 0.39% of the Fund’s average daily net assets through at least March 29, 2019. The Net Expense is what the investor has paid.

The Fund’s investment objective is to seek a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities.

During the fiscal year ended November 30, 2018, the Fund had a shorter duration position and a more barbelled structure, relative to the Fund’s benchmark index. The underperformance during the period was attributable to the yield curve steepening which occurred early in 2018 when the Fund owned a higher percentage of fixed rate investment grade corporate bonds with durations in excess of the Fund benchmark. The Fund had a diversified allocation to fixed-rate and floating-rate investment grade corporate bonds, with maturities less than three years. The Fund was overweighted in floating rate government mortgage-backed securities, which provided the portfolio with a more defensive positioning as short-term interest rates increased.

Bond Market in Review

The gross domestic product’s (“GDP”) quarter-over-quarter rate of growth was 3.4% for the third quarter of 2018, lower than the 4.2% during the second quarter of 2018. With the unemployment rate at 3.9% and inflation under control, the U.S. Federal Reserve Board (the “Fed”) tightened monetary policy. Inflation, as measured by the Consumer Price Index, was 2.2% year-over-year as of November 2018.

Yields on 2-year Treasury notes, 5-year Treasury bonds and 30-year Treasury bonds rose by 100, 68 and 46 basis points (“bps”), respectively, from November 30, 2017 to November 30, 2018. The expectations that the Fed will continue increasing short-term rates, inflation remaining under control, volatility in oil prices and the strengthening of the U.S. dollar, all contributed to the flattening of the yield curve.

Spreads on BBB-rated bonds over Treasuries increased during the period from 128 bps to 177 bps. Option adjusted spreads on fixed rate agency MBS rose from 24 bps to 35 bps, as their average life increased from 7.0 years to 7.8 years.

1

PIA Short-Term Securities Fund

Please take a moment to review the Fund’s statement of assets and liabilities and the results of operations for the fiscal year ended November 30, 2018. We look forward to reporting to you again with the semi-annual report dated May 31, 2019.

Lloyd McAdams
President and Portfolio Manager
Pacific Income Advisers, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Fund’s investment adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  The Fund may invest in derivatives, which may involve risks greater than the risks presented by more traditional investments.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds. It will also bear additional expenses, including operating expenses, brokerage costs and the potential duplication of management fees.

Diversification does not assure a profit or protect against risk in a declining market.

The ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”) is an unmanaged index presented for comparative purposes only.  The Index is comprised of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.

You cannot invest directly in an index.

Gross domestic product is the amount of goods and services produced in a year, in a country.

Consumer Price Index measures the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care.

Duration is the measure of the sensitivity of the price of a fixed income security to a change in interest rates, expressed in number of years.

Basis point equals 1/100th of 1%.

A yield curve is a curve that shows several yields or interest rates over different lengths of time for a similar debt security.

Spread is the difference in yield between a corporate bond and a similar maturity U.S. Treasury bond. It is the compensation investors receive for accepting credit risk of a corporate bond.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).  In limited situations when the rating agency has not issued a formal rating, the investment adviser will classify the security as non-rated.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

2

PIA Short-Term Securities Fund

Comparison of the change in value of a $10,000 investment in the
PIA Short-Term Securities Fund vs ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index

Average Annual Total Return*	1 Year	5 Years	10 Years
PIA Short-Term Securities Fund	1.23%	0.82%	0.85%
ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index	1.53%	0.63%	0.63%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund ten years ago.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The ICE BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index consisting of a single U.S. Treasury issue with approximately one year to final maturity purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

3

PIA Short-Term Securities Fund
Expense Example – November 30, 2018
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA Short-Term Securities Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/18 –11/30/18).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.39% per the operating expenses limitation agreement.  Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/18	Value 11/30/18	Period 6/1/18 – 11/30/18*
Actual	$1,000.00	$1,008.30	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.98

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratio of the Fund is 0.39%.

4

PIA Short-Term Securities Fund
Allocation of Portfolio Assets – November 30, 2018
(Unaudited)

Investments by Type
As a Percentage of Total Investments

5

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2018

Principal Amount		Value
CORPORATE BONDS 51.8%

Aerospace and Defense 1.2%
	General Dynamics Corp.
$950,000	2.998% (3 Month LIBOR USD
	+ 0.380%), due 5/11/21 (e)	$952,306
	Rockwell Collins, Inc.
500,000	1.95%, due 7/15/19	496,202
	United Technologies Corp.
500,000	3.279% (3 Month LIBOR USD
	+ 0.650%), due 8/16/21 (e)	500,344
		1,948,852
Automobiles Manufacturing 1.5%
	American Honda Finance Corp.
1,000,000	2.00%, due 2/14/20	986,256
	BMW US Capitals, LLC
1,000,000	2.984% (3 Month
	LIBOR USD + 0.370%),
	due 8/14/20 (a) (e)	998,680
	Harley-Davidson Financial
	Services, Inc.
500,000	3.146% (3 Month
	LIBOR USD + 0.500%),
	due 5/21/20 (a) (e)	500,564
		2,485,500
Autos 1.2%
	Ford Motor Credit Co., LLC
1,000,000	2.021%, due 5/3/19	993,188
	General Motors
	Financial Co., Inc.
1,000,000	2.35%, due 10/4/19	992,716
		1,985,904
Banks 11.4%
	Bank of Montreal
500,000	2.10%, due 12/12/19	494,666
1,000,000	2.896% (3 Month
	LIBOR USD + 0.460%),
	due 4/13/21 (e)	999,840
	Bank of Nova Scotia
500,000	2.15%, due 7/14/20	491,797
1,000,000	2.50%, due 1/8/21	980,770
	BB&T Corp.
2,000,000	2.904% (3 Month
	LIBOR USD + 0.570%),
	due 6/15/20 (e)	2,002,285
	Citigroup, Inc.
2,000,000	2.45%, due 1/10/20	1,979,303
	Citizens Bank, N.A.
500,000	2.20%, due 5/26/20	490,661
	Goldman Sachs Bank
	USA/New York NY
2,000,000	3.20%, due 6/5/20	1,995,620
	JPMorgan Chase Bank NA
1,000,000	1.65%, due 9/23/19	989,266
	KeyBank NA
1,000,000	2.35%, due 3/8/19	998,483
	PNC Bank NA
500,000	2.00%, due 5/19/20	490,389
	Regions Bank
	Birmingham Alabama
2,000,000	3.118% (3 Month
	LIBOR USD + 0.500%),
	due 8/13/21 (e)	1,982,817
	Royal Bank of Canada
1,000,000	2.910% (3 Month
	LIBOR USD + 0.390%),
	due 4/30/21 (e)	998,292
	SunTrust Bank
1,000,000	2.25%, due 1/31/20	989,582
	Toronto Dominion Bank
2,000,000	2.611% (3 Month
	LIBOR USD + 0.280%),
	due 6/11/20 (e)	1,999,912
	Wells Fargo Bank NA
1,000,000	2.72% (SOFR + 0.480%),
	due 3/25/20 (e)	996,761
		18,880,444

The accompanying notes are an integral part of these financial statements.

6

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Cable and Satellite 0.6%
	Comcast Corp.
$1,000,000	2.738% (3 Month
	LIBOR USD + 0.330%),
	due 10/1/20 (e)	$999,766

Chemicals 1.9%
	DowDuPont, Inc.
500,000	3.417% (3 Month
	LIBOR USD + 0.710%),
	due 11/15/20 (e)	500,315
	PPG Industries, Inc.
1,000,000	3.60%, due 11/15/20	1,004,550
	Sherwin-Williams Co.
1,600,000	2.25%, due 5/15/20	1,567,970
		3,072,835
Commercial Finance 1.5%
	Aviation Capital Group LLC
2,000,000	0.950% (3 Month
	LIBOR USD + 0.950%),
	due 6/1/21 (a) (e)	2,001,186
500,000	3.190% (3 Month
	LIBOR USD + 0.670%),
	due 7/30/21 (a) (e)	500,269
		2,501,455
Communications Equipment 0.6%
	Apple, Inc.
1,000,000	1.70%, due 2/22/19	997,682

Construction Materials Manufacturing 0.9%
	Martin Marietta Materials, Inc.
500,000	3.327% (3 Month LIBOR USD
	+ 0.650%), due 5/22/20 (e)	501,258
	Vulcan Materials Co.
1,000,000	2.934% (3 Month LIBOR USD
	+ 0.600%), due 6/15/20 (e)	997,944
		1,499,202
Consumer Finance 1.2%
	American Express Co.
1,000,000	3.165% (3 Month LIBOR USD
	+ 0.525%), due 5/17/21 (e)	999,022
	American Express Credit Corp.
1,000,000	1.70%, due 10/30/19	987,738
		1,986,760
Consumer Products 0.3%
	The Estee Lauder Companies Inc.
500,000	1.80%, due 2/7/20	492,771

Containers and Packaging 0.6%
	Packaging Corp. of America
1,000,000	2.45%, due 12/15/20	977,652

Drugs and Druggists’ Sundries
Merchant Wholesalers 0.3%
	Cardinal Health, Inc.
500,000	1.948%, due 6/14/19	496,529

Electrical Equipment Manufacturing 1.3%
	Fortive Corp.
116,000	1.80%, due 6/15/19	115,070
	Honeywell International, Inc.
1,000,000	1.40%, due 10/30/19	985,823
	Tyco Electronics Group SA
1,000,000	3.157% (3 Month LIBOR USD
	+ 0.450%), due 6/5/20 (e)	999,829
		2,100,722
Financial Services 1.6%
	CBOE Global Markets, Inc.
500,000	1.95%, due 6/28/19	496,601
	Charles Schwab Corp.
1,000,000	2.966% (3 Month LIBOR USD
	+ 0.320%), due 5/21/21 (e)	1,000,914
	Morgan Stanley
250,000	3.414% (3 Month LIBOR USD
	+ 0.800%), due 2/14/20 (e)	250,045

The accompanying notes are an integral part of these financial statements.

7

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Financial Services 1.6% (continued)
	TD Ameritrade Holding Corp.
$1,000,000	2.971% (3 Month LIBOR USD
	+ 0.430%), due 11/1/21 (e)	$1,000,131
		2,747,691
Food 0.6%
	Kroger Co.
1,000,000	1.50%, due 9/30/19	985,183

Food and Beverage 2.4%
	Campbell Soup Co.
500,000	2.964% (3 Month LIBOR USD
	+ 0.630%), due 3/15/21 (e)	496,159
	Coca-Cola Co.
1,000,000	1.375%, due 5/30/19	992,461
	General Mills, Inc.
500,000	2.976% (3 Month LIBOR USD
	+ 0.540%), due 4/16/21 (e)	497,992
	Kraft Heinz Foods Co.
1,000,000	3.188% (3 Month LIBOR USD
	+ 0.570%), due 2/10/21 (e)	997,075
	Tyson Foods, Inc.
1,000,000	2.87% (3 Month LIBOR USD
	+ 0.550%), due 6/2/20 (e)	1,000,632
		3,984,319
Health and Personal Care Stores 0.3%
	CVS Health Corp.
500,000	3.047% (3 Month LIBOR USD
	+ 0.720%), due 3/9/21 (e)	499,367

Health Care Facilities and Services 1.2%
	Express Scripts Holding Co.
2,000,000	2.60%, due 11/30/20	1,959,843

Machinery Manufacturing 0.6%
	Ingersoll-Rand Global
	Holding Co. Ltd.
1,000,000	2.90%, due 2/21/21	988,793

Mass Merchants 0.6%
	Walmart, Inc.
1,000,000	2.596% (3 Month LIBOR USD
	+ 0.230%), due 6/23/21 (e)	1,001,661

Medical Equipment and
Devices Manufacturing 0.9%
	Medtronic Global Holdings SCA
1,000,000	1.70%, due 3/28/19	996,436
	Stryker Corp.
500,000	2.00%, due 3/8/19	498,580
		1,495,016
Medical Equipment and
Supplies Manufacturing 0.6%
	Becton Dickinson and Co.
1,000,000	3.261% (3 Month LIBOR USD
	+ 0.875%), due 12/29/20 (e)	998,703

Navigational, Measuring, Electromedical, and
Control Instruments Manufacturing 0.8%
	Northrop Grumman Corp.
1,300,000	2.08%, due 10/15/20	1,270,331

Nondepository Credit Intermediation 0.6%
	Caterpillar Financial
	Services Corp.
1,000,000	1.85%, due 9/4/20	976,295

Oil and Gas Services and Equipment 0.3%
	Schlumberger Finance
	Canada Ltd.
500,000	2.20%, due 11/20/20 (a)	487,829

Other Food Manufacturing 0.9%
	Conagra Brands, Inc.
1,000,000	2.908% (3 Month LIBOR USD
	+ 0.500%), due 10/9/20 (e)	994,576
	J.M. Smucker Co.
500,000	2.20%, due 12/6/19	493,007
		1,487,583

The accompanying notes are an integral part of these financial statements.

8

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Other Telecommunications 0.6%
	AT&T, Inc.
$1,000,000	2.30%, due 3/11/19	$997,946

Pharmaceuticals 3.0%
	Bayer US Finance II LLC
1,000,000	3.003% (3 Month
	LIBOR USD + 0.630%),
	due 6/25/21 (a) (e)	994,290
	GlaxoSmithKline Capital Plc
2,000,000	2.964% (3 Month LIBOR USD
	+ 0.350%), due 5/14/21 (e)	1,996,702
	Johnson & Johnson
1,000,000	1.95%, due 11/10/20	981,034
	Shire Acquisitions Investments
	Ireland DAC
500,000	1.90%, due 9/23/19	492,396
	Teva Pharmaceutical Finance
	Netherlands III BV
500,000	1.70%, due 7/19/19	494,400
		4,958,822
Publishing & Broadcasting 0.6%
	Discovery Communications LLC
1,000,000	2.20%, due 9/20/19	991,239

Refining and Marketing 0.3%
	Phillips 66
500,000	3.289% (3 Month LIBOR USD
	+ 0.600%), due 2/26/21 (e)	499,057

Restaurants 0.9%
	McDonald’s Corp.
500,000	2.10%, due 12/7/18	499,940
	Starbucks Corp.
1,000,000	2.20%, due 11/22/20	978,207
		1,478,147
Retail – Consumer Discretionary 0.6%
	Home Depot, Inc.
1,000,000	1.80%, due 6/5/20	980,691

Retail – Consumer Staples 0.8%
	Sysco Corp.
1,400,000	1.90%, due 4/1/19	1,395,338

Semiconductor and Other Electronic
Component Manufacturing 0.3%
	Broadcom Corp. / Broadcom
	Cayman Finance Ltd.
500,000	2.375%, due 1/15/20	493,504

Semiconductors 0.6%
	Intel Corp.
1,000,000	1.85%, due 5/11/20	984,774

Software and Services 0.6%
	DXC Technology Co.
500,000	2.875%, due 3/27/20	495,657
	Equifax, Inc.
500,000	3.486% (3 Month LIBOR USD
	+ 0.870%), due 8/15/21 (e)	502,087
		997,744
Supermarkets and Pharmacies 1.2%
	Alimentation Couche-Tard, Inc.
2,000,000	2.35%, due 12/13/19 (a)	1,978,302

Transportation & Logistics 0.6%
	PACCAR Financial Corp.
500,000	1.20%, due 8/12/19	493,740
	United Parcel Service, Inc.
500,000	2.05%, due 4/1/21	487,487
		981,227
Travel & Lodging 0.3%
	Royal Caribbean Cruises Ltd.
500,000	2.65%, due 11/28/20	489,350

Utilities 5.5%
	Consolidated Edison Co.
	of New York, Inc.
2,000,000	2.773% (3 Month LIBOR USD
	+ 0.400%), due 6/25/21 (e)	1,999,426

The accompanying notes are an integral part of these financial statements.

9

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Utilities 5.5% (continued)
	Dominion Resources, Inc.
$1,000,000	1.875%, due 1/15/19	$998,499
500,000	1.60%, due 8/15/19	494,260
	Duke Energy Florida LLC
312,500	2.10%, due 12/15/19	310,741
	Edison International
500,000	2.125%, due 4/15/20	485,268
	Eversource Energy
1,900,000	2.50%, due 3/15/21	1,859,140
	Public Service Enterprise
	Group, Inc.
2,000,000	1.60%, due 11/15/19	1,969,989
	Sempra Energy
1,000,000	1.625%, due 10/7/19	983,711
		9,101,034
Total Corporate Bonds
(cost $86,329,738)		85,635,863

ASSET-BACKED SECURITIES 0.4%

Other Asset-Backed Securities 0.4%
	BlueVirgo Trust
633,318	3.00%, due 12/15/22,
	Series 15-1A (a) (c)	633,318
Total Asset-Backed Securities
(cost $630,477)		633,318

MORTGAGE BACKED SECURITIES 2.6%

U.S. Government Agencies 2.6%
	FHLMC ARM Pool (e)
827	4.322% (1 Year CMT
	Rate + 2.302%),
	due 2/1/22, #845113	838
5,598	3.999% (1 Year CMT
	Rate + 1.874%),
	due 10/1/22, #635206	5,665
1,440	4.616% (1 Year CMT
	Rate + 2.308%),
	due 6/1/23, #845755	1,450
154,184	4.387% (1 Year CMT
	Rate + 2.276%),
	due 1/1/25, #785726	158,927
8,600	4.658% (12 Month
	LIBOR USD + 1.783%),
	due 1/1/33, #1B0668	8,746
202,205	4.739% (1 Year CMT
	Rate + 2.250%),
	due 10/1/34, #782784	213,644
56,635	3.427% (12 Month
	LIBOR USD + 1.677%),
	due 12/1/34, #1G0018	58,902
40,355	4.221% (12 Month
	LIBOR USD + 1.886%),
	due 4/1/36, #847671	42,504
	FHLMC Pool
80,086	5.00%, due 10/1/38, #G04832	84,727
	FNMA ARM Pool (e)
15,165	4.79% (6 Month
	LIBOR USD + 2.165%),
	due 7/1/25, #555206	15,170
48,308	3.48% (1 Year CMT
	Rate + 1.520%),
	due 7/1/27, #424953	48,330
56,388	3.958% (1 Year CMT
	Rate + 2.225%),
	due 3/1/28, #556438	57,720
50,733	4.032% (1 Year CMT
	Rate + 2.028%),
	due 6/1/29, #508399	51,540
96,887	4.15% (1 Year CMT
	Rate + 2.177%),
	due 4/1/30, #562912	99,550
24,601	3.876% (1 Year CMT
	Rate + 2.208%),
	due 10/1/30, #670317	25,148

The accompanying notes are an integral part of these financial statements.

10

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
U.S. Government Agencies 2.6% (continued)
	FNMA ARM Pool (e) (continued)
$33,723	4.365% (12 Month
	LIBOR USD + 1.615%),
	due 9/1/31, #597196	$33,871
21,888	4.652% (1 Year CMT
	Rate + 2.152%),
	due 11/1/31, #610547	22,359
117,011	4.45% (12 Month
	LIBOR USD + 1.593%),
	due 10/1/33, #743454	121,132
586,791	4.625% (12 Month
	LIBOR USD + 1.750%),
	due 11/1/33, #755253	616,170
614,842	4.447% (1 Year CMT
	Rate + 2.295%),
	due 5/1/34, #AC5719	644,840
176,613	4.42% (12 Month
	LIBOR USD + 1.670%),
	due 7/1/34, #779693	182,585
88,843	4.215% (12 Month
	LIBOR USD + 1.407%),
	due 10/1/34, #795136	91,902
21,517	3.42% (12 Month
	LIBOR USD + 1.545%),
	due 1/1/35, #805391	22,469
41,433	4.399% (12 Month
	LIBOR USD + 1.625%),
	due 10/1/35, #845041	43,093
53,180	4.608% (1 Year CMT
	Rate + 2.108%),
	due 10/1/35, #846171	56,270
264,115	3.601% (12 Month
	LIBOR USD + 1.563%),
	due 1/1/36, #849264	273,968
45,072	4.323% (12 Month
	LIBOR USD + 1.747%),
	due 6/1/36, #872502	47,438
205,123	4.605% (12 Month
	LIBOR USD + 1.730%),
	due 1/1/37, #906389	216,631
109,042	4.202% (12 Month
	LIBOR USD + 1.910%),
	due 3/1/37, #907868	114,528
43,503	4.375% (12 Month
	LIBOR USD + 1.625%),
	due 10/1/37, #955963	44,590
242,288	4.89% (12 Month
	LIBOR USD + 2.015%),
	due 11/1/37, #953653	248,816
	FNMA Pool
232,696	5.00%, due 6/1/40, #AD5479	246,885
32,303	4.00%, due 11/1/41, #AJ3797	32,743
	GNMA II ARM Pool (e)
2,458	3.125% (1 Year CMT
	Rate + 1.500%),
	due 11/20/21, #008871	2,488
15,150	3.125% (1 Year CMT
	Rate + 1.500%),
	due 10/20/22, #008062	15,332
68,454	3.125% (1 Year CMT
	Rate + 1.500%),
	due 11/20/26, #080011	70,455
14,762	3.125% (1 Year CMT
	Rate + 1.500%),
	due 11/20/26, #080013	15,042
11,264	3.125% (1 Year CMT
	Rate + 1.500%),
	due 12/20/26, #080021	11,596
4,011	3.375% (1 Year CMT
	Rate + 1.500%),
	due 1/20/27, #080029	4,123
75,544	3.75% (1 Year CMT
	Rate + 1.500%),
	due 7/20/27, #080094	77,970

The accompanying notes are an integral part of these financial statements.

11

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2018 (continued)

Principal Amount/
Shares		Value
U.S. Government Agencies 2.6% (continued)
	GNMA II ARM Pool (e) (continued)
$89,931	3.75% (1 Year CMT
	Rate + 1.500%),
	due 8/20/27, #080104	$92,832
4,335	3.125% (1 Year CMT
	Rate + 1.500%),
	due 10/20/27, #080122	4,470
38,536	3.375% (1 Year CMT
	Rate + 1.500%),
	due 1/20/28, #080154	39,692
75,474	3.125% (1 Year CMT
	Rate + 1.500%),
	due 10/20/29, #080331	78,080
14,080	3.125% (1 Year CMT
	Rate + 1.500%),
	due 11/20/29, #080344	14,567
		4,359,798
Total Mortgage Backed Securities
(cost $4,196,398)		4,359,798

U.S. GOVERNMENT AGENCIES &
INSTRUMENTALITIES 20.6%

U.S. Government Agencies 11.4%
	FHLB
5,000,000	1.375%, due 3/18/19	4,985,195
2,000,000	1.375%, due 5/28/19	1,989,006
	FHLMC
6,000,000	1.375%, due 8/15/19	5,946,210
1,000,000	1.50%, due 1/17/20	986,245
	FNMA
5,000,000	1.00%, due 10/24/19	4,923,365
		18,830,021
U.S. Treasury Notes 9.2%
	U.S. Treasury Notes
5,000,000	0.75%, due 2/15/19	4,983,836
2,000,000	1.00%, due 3/15/19	1,992,078
3,300,000	0.875%, due 4/15/19	3,280,664
5,000,000	0.875%, due 6/15/19	4,954,980
		15,211,558
Total U.S. Government Agencies
& Instrumentalities
(cost $34,251,690)		34,041,579

SHORT-TERM INVESTMENTS 26.3%

Money Market Fund 2.8%
4,587,222	Fidelity Institutional Money
	Market Government Portfolio –
	Class I, 2.10% (b)	4,587,222

U.S. Treasury Bills 23.5%
	U.S. Treasury Bills
$6,500,000	1.271%, due 12/6/18 (d)	6,498,853
8,000,000	1.716%, due 12/11/18 (d)	7,996,187
7,000,000	1.910%, due 12/18/18 (d)	6,993,685
7,000,000	2.031%, due 12/27/18 (d)	6,989,733
5,500,000	2.126%, due 1/8/19 (d)	5,487,659
4,000,000	2.175%, due 1/17/19 (d)	3,988,644
1,000,000	2.195%, due 1/22/19 (d)	996,830
		38,951,591
Total Short-Term Investments
(cost $43,533,798)		43,538,813
Total Investments
(cost $168,942,101)	101.7%	168,209,371
Liabilities less Other Assets	(1.7)%	(2,880,323)
TOTAL NET ASSETS	100.0%	$165,329,048

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  The Fund’s adviser has determined that such security is liquid in accordance

The accompanying notes are an integral part of these financial statements.

12

PIA Short-Term Securities Fund
Schedule of Investments – November 30, 2018 (continued)

with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust. As November 30, 2018, the value of these investments was $8,094,438 or 4.90% of total net assets.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2018.
(c)	Value determined using significant unobservable inputs.
(d)	Rate shown is the discount rate at November 30, 2018.
(e)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2018.

ARM – Adjustable Rate Mortgage
CMT – Constant Maturity Treasury
FHLB – Federal Home Loan Bank
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
SOFR – Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

13

PIA Short-Term Securities Fund
Statement of Assets and Liabilities – November 30, 2018

Assets:
Investments in securities, at value (cost $168,942,101)	$168,209,371
Receivable for securities sold	13,526
Receivable for fund shares sold	32,251
Interest receivable	492,877
Prepaid expenses	17,298
Total assets	168,765,323

Liabilities:
Payable for fund shares redeemed	316,247
Payable for securities purchased	3,000,000
Investment advisory fees	10,788
Administration fees	11,936
Custody fees	3,262
Transfer agent fees and expenses	38,739
Fund accounting fees	23,016
Audit fees	20,559
Legal fees	925
Chief Compliance Officer fee	2,250
Trustees’ fees and expenses	1,019
Accrued expenses	7,534
Total liabilities	3,436,275
Net Assets	$165,329,048

Net Assets Consist of:
Paid-in capital	$166,426,958
Total distributable earnings	(1,097,910)
Net Assets	$165,329,048

Net Asset Value, Offering Price and Redemption Price Per Share	$9.97

Shares Issued and Outstanding (Unlimited number of shares authorized, par value $0.01)	16,587,775

The accompanying notes are an integral part of these financial statements.

14

PIA Short-Term Securities Fund
Statement of Operations – Year Ended November 30, 2018

Investment Income:
Interest	$3,261,979
Other income	1,021
Total investment income	3,263,000

Expenses:
Investment advisory fees (Note 4)	339,750
Transfer agent fees and expenses (Note 4)	121,907
Fund accounting fees (Note 4)	89,789
Administration fees (Note 4)	47,509
Registration fees	26,733
Audit fees	20,666
Custody fees (Note 4)	19,498
Trustees’ fees and expenses	14,792
Chief Compliance Officer fee (Note 4)	9,050
Legal fees	7,810
Reports to shareholders	6,991
Insurance	3,814
Miscellaneous	6,113
Total expenses	714,422
Less: Fee waiver by adviser (Note 4)	(51,909)
Net expenses	662,513
Net investment income	2,600,487

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	1,283
Net change in unrealized depreciation on investments	(601,959)
Net loss on investments	(600,676)
Net increase in net assets resulting from operations	$1,999,811

The accompanying notes are an integral part of these financial statements.

15

PIA Short-Term Securities Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2018	2017
Increase/(Decrease) in Net Assets From
Operations:
Net investment income	$2,600,487	$1,907,447
Net realized gain on investments	1,283	25,820
Net change in unrealized appreciation/(depreciation) on investments	(601,959)	(399,641)
Net increase in net assets resulting from operations	1,999,811	1,533,626

Dividends and Distributions to Shareholders:
Net dividends and distributions to shareholders	(2,587,797)	(1,949,900)*
Total dividends and distributions	(2,587,797)	(1,949,900)

Capital Share Transactions:
Proceeds from shares sold	36,856,997	49,574,382
Distributions reinvested	1,975,701	1,454,424
Payment for shares redeemed	(44,436,198)	(49,026,512)
Net increase/(decrease) in net assets from capital share transactions	(5,603,500)	2,002,294
Total increase/(decrease) in net assets	(6,191,486)	1,586,020

Net Assets, Beginning of Year	171,520,534	169,934,514
Net Assets, End of Year	$165,329,048	$171,520,534 **

Transactions in Shares:
Shares sold	3,694,977	4,941,600
Shares issued on reinvestment of distributions	198,179	145,040
Shares redeemed	(4,452,278)	(4,886,516)
Net increase/(decrease) in shares outstanding	(559,122)	200,124

*	Includes net investment income distribution of $1,949,900.
**	Includes accumulated undistributed net investment income of $33,629.

The accompanying notes are an integral part of these financial statements.

16

PIA Short-Term Securities Fund
Financial Highlights

	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$10.00	$10.03	$10.00	$10.05	$10.08

Income From Investment Operations:
Net investment income	0.15	0.11	0.10	0.07	0.05
Net realized and unrealized gain/(loss) on investments	(0.03)	(0.03)	0.03	(0.03)	(0.02)
Total from investment operations	0.12	0.08	0.13	0.04	0.03

Less Distributions:
Distributions from net investment income	(0.15)	(0.11)	(0.10)	(0.09)	(0.06)
Total distributions	(0.15)	(0.11)	(0.10)	(0.09)	(0.06)

Net asset value, end of year	$9.97	$10.00	$10.03	$10.00	$10.05

Total Return	1.23%	0.85%	1.32%	0.37%	0.33%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$165,329	$171,521	$169,935	$156,007	$155,309
Ratio of expenses to average net assets:
Net of fee waivers and reimbursements	0.39%	0.39%	0.39%	0.39%	0.38%
Before fee waivers and reimbursements	0.42%	0.41%	0.41%	0.41%	0.40%
Ratio of net investment income to average net assets:
Net of fee waivers and reimbursements	1.53%	1.12%	1.02%	0.69%	0.56%
Before fee waivers and reimbursements	1.50%	1.10%	1.00%	0.67%	0.54%
Portfolio turnover rate	28%	46%	37%	60%	38%

The accompanying notes are an integral part of these financial statements.

17

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2018

Note 1 – Organization
The PIA Short-Term Securities Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities.  The Fund commenced operations on April 22, 1994.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities Purchased on a When-Issued Basis – Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date.  During this period, such securities are subject to market fluctuations.  The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price.  The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.  In connection with the ability to purchase securities on a when-issued basis, the Fund may also enter into dollar rolls in which the Fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date.  As an inducement for the Fund to “rollover” its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.  Dollar rolls are considered a form of leverage.

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015 – 2017, or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees.  Expenses that are not directly attributable to the Fund are typically allocated among the PIA Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

18

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2018 (continued)

Securities Transactions and Investment Income – Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective security using the effective interest method.  Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  All short-term capital gains are included in ordinary income for tax purposes.

Reclassification of Capital Accounts –  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2018, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

Distributable Earnings	Paid-in Capital
$56,182	$(56,182)

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2018, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements. Refer to Note 9 for more information about subsequent events.

19

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2018 (continued)

Note 3 – Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Mortgage- and Asset-Backed Securities – Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these

20

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2018 (continued)

securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are typically categorized as level 2 of the fair value hierarchy.

U.S. Government Securities – U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. Government securities are typically categorized in level 2 of the fair value hierarchy.

U.S. Government Agency Securities – U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. Government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  As of November 30, 2018, Pacific Income Advisers, Inc., the adviser, has determined that the Rule 144A securities held by the Fund are considered liquid.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

21

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2018 (continued)

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of November 30, 2018:

	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$85,635,863	$—	$85,635,863
Asset-Backed Securities	—	—	633,318	633,318
Mortgage-Backed Securities	—	4,359,798	—	4,359,798
U.S. Government Agencies
and Instrumentalities	—	34,041,579	—	34,041,579
Total Fixed Income	—	124,037,240	633,318	124,670,558
Short-Term Investments	4,587,222	38,951,591	—	43,538,813
Total Investments	$4,587,222	$162,988,831	$633,318	$168,209,371

Refer to the Fund’s schedule of investments for a detailed break-out of securities.  Transfers between levels are recognized at November 30, 2018, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2.

The following is a reconciliation of the Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Investments in Securities, at Value
Mortgage-Backed Securities
Balance as of November 30, 2017	$1,892,579
Accrued discounts/premiums	—
Realized gain/(loss)	5,627
Change in unrealized appreciation/(depreciation)	(10,685)
Purchases	—
Sales	(1,254,203)
Transfers in and/or out of Level 3	—
Balance as of November 30, 2018	$633,318

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2018, and still classified as level 3 was $(10,685). At November 30, 2018, the Fund’s primary pricing service provided a valuation for the BlueVirgo Trust bond based on a single broker quote. Due to a lack of significant observable inputs, the value of the BlueVirgo Trust bond is classified in level 3.

22

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2018 (continued)

In August 2018, the FASB issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

Note 4 – Investment Advisory Fee and other Transactions with Affiliates
The Fund has an investment advisory agreement with Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Fund.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, PIA is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.20% based upon the average daily net assets of the Fund.  For the year ended November 30, 2018, the Fund incurred $339,750 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.39% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended November 30, 2018, the Adviser reduced its fees and/or absorbed Fund expenses in the amount of $51,909. No amounts were reimbursed to the Adviser. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $106,070 at November 30, 2018.  The expense limitation will remain in effect through at least March 29, 2019, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture expire as follows:

Expiration	Amount
11/30/19	$26,651
11/30/20	27,510
Dec. 2020 – Nov. 2021	51,909
$106,070

23

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2018 (continued)

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

For the year ended November 30, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$47,509
Fund Accounting	89,789
Transfer Agency
(excludes out-of-pocket expenses and sub-ta fees)	62,852
Custody	19,498
Chief Compliance Officer	9,050

At November 30, 2018, the Fund had payables due to Fund Services for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration	$11,936
Fund Accounting	23,016
Transfer Agency
(excludes out-of-pocket expenses and sub-ta fees)	15,243
Custody	3,262
Chief Compliance Officer	2,250

Note 5 – Purchases and Sales of Securities
For the year ended November 30, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Non-Government		Government
Purchases	Sales	Purchases	Sales
$37,348,613	$32,636,877	$ —	$10,609,752

Note 6 – Line of Credit
The Fund has a line of credit in the amount of $15,000,000.  The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  The Fund did not draw upon its line of credit during the year ended November 30, 2018.

24

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2018 (continued)

Note 7 – Federal Income Tax Information
The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 was as follows:

	November 30, 2018	November 30, 2017
Ordinary income	$2,587,797	$1,949,900

As of November 30, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$168,942,101
Gross unrealized appreciation	185,573
Gross unrealized depreciation	(918,303)
Net unrealized depreciation (a)	(732,730)
Undistributed ordinary income	54,154
Undistributed long-term capital gains	—
Total distributable earnings	54,154
Other accumulated losses	(419,334)
Total accumulated earnings/(losses)	$(1,097,910)

(a)	The book-basis and tax-basis net unrealized depreciation are the same.

The Fund had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

2019	Short-Term Indefinite	Long-Term Indefinite	Total
$63,174	$31,266	$324,894	$419,334

Note 8 – Principal Risks
Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund.  Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.  A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•
Interest Rate Risk.  The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates.  If interest rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

25

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2018 (continued)

•	Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments.

•
Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates.  Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield.  Prepayment risk is a major risk of mortgage-backed securities.

•
Extension Risk.  An issuer may pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected.  This may happen during a period of rising interest rates.  Under these circumstances, the value of the obligation will decrease.

•
Risks Associated with Asset-Backed Securities. These include Market and Regulatory Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above).  Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates.

•
Risks Associated with Mortgage-Backed Securities. These include Market and Regulatory Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above) as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.  In particular, events related to the U.S. housing market in recent years had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in the securities.

•
Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

•
Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for publicly-traded securities.  Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

•
Adjustable Rate and Floating Rate Securities Risks. Although adjustable and floating rate debt securities tend to be less volatile than fixed-rate debt securities, they nevertheless fluctuate in value.

•
Risks Associated with Inflation and Deflation.  Inflation risk is the risk that the rising cost of living may erode the purchasing power of an investment over time.  Deflation risk is the risk that prices throughout the economy decline over time – the opposite of inflation.

26

PIA Short-Term Securities Fund
Notes to Financial Statements – November 30, 2018 (continued)

•
ETF and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
High Yield Securities Risk.  Securities with ratings lower than BBB- or Baa3 are known as “high yield” securities (commonly known as “junk bonds”).  High yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation.  Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Note 9 – Subsequent Event
The President, Chief Executive Officer and Principal Executive Officer of the Trust resigned on October 25, 2018. The Board appointed Mr. Jeffrey T. Rauman, Senior Vice President, U.S. Bancorp Fund Services, LLC, as the new President, Chief Executive Officer and Principal Executive Officer of the Trust at its December 2018 Board meeting. During the interim period, in accordance with the Trust’s governing documents, the Vice Presidents of the Trust were authorized to carry out the duties of the President.

Note 10 – Other Tax Information (Unaudited)
For the year ended November 30, 2018, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, none of the dividend income distributed for the year ended November 30, 2018 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 27, 2018, the Fund distributed $0.01845664 per share of net investment income.

27

PIA Short-Term Securities Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
PIA Short-Term Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the PIA Short-Term Securities Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2019

28

PIA Short-Term Securities Fund
Notice to Shareholders – November 30, 2018
(Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

29

PIA Short-Term Securities Fund
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite term;	Director, Alpha Gamma	6	Trustee,
(age 72)		since	Delta Housing Corporation		Advisors Series
615 E. Michigan Street		March 2014.	(collegiate housing		Trust (for series
Milwaukee, WI 53202			management) (2012 to		not affiliated
			present); Trustee and Chair		with the Funds);
			(2000 to 2012), New Covenant		Independent
			Mutual Funds (1999 to 2012);		Trustee from
			Director and Board Member,		1999 to 2012,
			Alpha Gamma Delta		New Covenant
			Foundation (philanthropic		Mutual Funds
			organization) (2005 to 2011).		(an open-end
investment
company with
4 portfolios).

David G. Mertens	Trustee	Indefinite term*;	Retired; formerly Managing	6	Trustee,
(age 58)		since	Director and Vice President,		Advisors Series
615 E. Michigan Street		March 2017.	Jensen Investment		Trust (for series
Milwaukee, WI 53202			Management, Inc. (a privately		not affiliated
			held investment advisory firm)		with the Funds).
(2002 to 2017).

George J. Rebhan	Chairman	Indefinite term;	Retired; formerly President,	6	Trustee,
(age 84)	of the	since	Hotchkis and Wiley Funds		Advisors Series
615 E. Michigan Street	Board and	May 2002.	(mutual funds) (1985 to 1993).		Trust (for series
Milwaukee, WI 53202	Trustee				not affiliated
with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

30

PIA Short-Term Securities Fund
Information About Trustees and Officers (continued)
(Unaudited)

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)
Joe D. Redwine(4)	Trustee	Indefinite term;	Retired; formerly President,	6	Trustee,
(age 71)		since	CEO, U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		January 2018.	Services, LLC (May 1991 to		Trust (for series
Milwaukee, WI 53202			July 2017); formerly Manager,		not affiliated
			U.S. Bancorp Fund Services,		with the Funds).
LLC (1998 to July 2017).

Raymond B. Woolson	Trustee	Indefinite term*;	President, Apogee Group, Inc.	6	Trustee,
(age 59)		since	(financial consulting firm)		Advisors Series
615 E. Michigan Street		January 2016.	(1998 to present).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from
2010 to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

31

PIA Short-Term Securities Fund
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Cheryl L. King	Vice President,	Indefinite term;	Vice President, Compliance and Administration, U.S. Bancorp
(age 57)	Treasurer and	since	Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Principal	December 2007.
Milwaukee, WI 53202	Financial
Officer

Kevin J. Hayden	Assistant	Indefinite term;	Assistant Vice President, Compliance and Administration,
(age 47)	Treasurer	since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite term;	Senior Vice President, U.S. Bancorp Fund Services, LLC and
(age 61)	Chief	since	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Compliance	September 2009
Milwaukee, WI 53202	Officer and
AML Officer

Emily R. Enslow, Esq.	Vice President	Indefinite term;	Vice President, U.S. Bancorp Fund Services, LLC (July 2013 to
(age 32)	and Secretary	since	present); Proxy Voting Coordinator and Class Action
615 E. Michigan Street		December 2017.	Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202			(September 2012 to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund and the PIA BBB Bond Fund, the PIA High Yield Fund, the PIA High Yield (MACS) Fund, the PIA MBS Bond Fund and the PIA Short Duration Bond Fund. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

32

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

PIA Funds

PIA High Yield Fund
Institutional Class

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held within the fund complex and may apply to all Funds held through your financial intermediary.

Annual Report

November 30, 2018

PIA High Yield Fund

Dear Shareholder:

We are pleased to provide you with this annual report for the fiscal year from December 1, 2017 through November 30, 2018, regarding the PIA High Yield Fund (the “Fund”) for which Pacific Income Advisers, Inc. (“PIA”), is the investment adviser.

The Fund under-performed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Index (the “Index”), returning -0.63%, after fees and expenses, for the twelve-month period ended November 30, 2018, versus 0.36% for the Index.

As stated in the current prospectus, the Fund’s gross expense ratio is 1.02%, and the Fund’s net expense ratio is 0.88%. PIA has voluntarily agreed to waive all or a portion of its management fees and pay Fund expenses to ensure that Total Annual Fund Operating Expenses After Fee Waiver (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 0.86% of the Fund’s average daily net assets, through at least March 29, 2019. The Net Expense is what the investor has paid.

The Fund’s primary objective is to seek a high level of current income. The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective. The Fund under-performed the Index over the twelve-month period ended November 30, 2018, largely due to industry selection. The best industry performers within the Index during the period were Supermarkets (7.90%), Pharmaceuticals (7.76%), Healthcare (3.28%), Cable Satellite (2.97%), Media Entertainment (2.55%), Wireless (2.26%), Electric Utilities (2.07%), and Wirelines (2.03%). Of these top eight performing industries, the Fund was zero-weighted six of the industries and represented with under-weightings in only Healthcare and Media Entertainment. Although the Fund was impacted by adverse industry selection during the period, the Fund maintains a steadfast conviction to industry and credit selection, and continues to be selective in its investments during this current period of elevated volatility.

While the high yield market has corrected and is reflecting fears of a looming recession, we believe the U.S. may merely see an industrial production slump – a slowdown of growth rather than a full recession.  Combining this view with sound aggregated credit quality, benign default rates, a supportive technical backdrop of a shrinking market, and starting yields near 8.0%, our outlook calls for solid, greater-than-coupon total returns for high yield for the coming full fiscal year 2019.

Lloyd McAdams
President and Portfolio Manager
Pacific Income Advisers, Inc.

1

PIA High Yield Fund

Past performance is not a guarantee of future results.

Opinions expressed above are those of Pacific Income Advisers, Inc., the Fund’s investment adviser, are subject to change, are not guaranteed, should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks may increase for emerging markets.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in derivatives, which may involve risks greater than the risks presented by more traditional investments.  The risk of owning an exchange-traded fund (“ETF”) or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds.  It will also bear additional expenses, including operating expenses, brokerage costs and the potential duplication of management fees.

The Bloomberg Barclays U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s Investors Service, Inc., Fitch Ratings, Inc., and Standard & Poor’s Ratings Services is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.

You cannot invest directly in an index.

Bond ratings provide the probability of an issuer defaulting based on the analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Services, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default). In limited situations when the rating agency has not issued a formal rating, the investment adviser will classify the security as non-rated.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

2

PIA High Yield Fund

Comparison of the change in value of a $1,000,000 investment in the
PIA High Yield Fund vs the Bloomberg Barclays U.S. Corporate High-Yield Index

			Since Inception
Average Annual Total Return*	1 Year	5 Year	(12/31/10)
PIA High Yield Fund	-0.63%	4.38%	5.98%
Bloomberg Barclays U.S. Corporate High-Yield Index	0.36%	4.39%	6.21%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-251-1970.

This chart illustrates the performance of a hypothetical $1,000,000 investment made in the Fund on its inception date, December 31, 2010.  The initial investment reflects the minimum investment of the former Investor Class at the inception of the class.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Bloomberg Barclays U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.  Securities are classified as high yield if the middle rating of Moody’s Investors Service, Inc., Fitch Ratings, Inc., and Standard & Poor’s Ratings Services is Ba1/BB+/BB+ or below after dropping the highest and lowest available ratings.  The index excludes emerging markets debt.

Indices do not incur expenses and are not available for investment.

*	Average Annual Total Return represents the average change in account value over the periods indicated.

3

PIA High Yield Fund
Expense Example – November 30, 2018
(Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the PIA High Yield Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/18 – 11/30/18).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Effective March 30, 2018, Pacific Income Advisers, Inc., the Fund’s adviser, has voluntarily agreed to limit the Fund’s total annual operating expenses to 0.86% of average daily net assets through at least March 29, 2019.  Prior to March 30, 2018, the adviser had voluntarily agreed to limit the Fund’s total annual operating expenses to 0.73% of average daily net assets. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 6/1/18	Value 11/30/18	Period 6/1/18 – 11/30/18*
Actual	$1,000.00	$ 989.50	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.36

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.  The annualized expense ratio of the PIA High Yield Fund is 0.86%.

4

PIA High Yield Fund
Allocation of Portfolio Assets – November 30, 2018
(Unaudited)

Investments by Sector
As a Percentage of Total Investments

5

PIA High Yield Fund
Schedule of Investments – November 30, 2018

Principal Amount		Value
CORPORATE BONDS 96.4%

Aerospace/Defense 1.1%
	Triumph Group, Inc.
$660,000	7.75%, due 8/15/25	$608,850

Biotechnology 1.4%
	Sotera Health Topco, Inc.
840,000	8.125% Cash or 8.875% PIK,
	due 11/1/21 (b) (e)	821,100

Building Materials 0.7%
	U.S. Concrete, Inc.
400,000	6.375%, due 6/1/24	381,000

Casinos and Gaming 0.8%
	Scientific Games
	International, Inc.
500,000	5.00%, due 10/15/25 (b)	469,325

Chemical and Allied Products
Merchant Wholesalers 1.1%
	Univar USA, Inc.
650,000	6.75%, due 7/15/23 (b)	650,000

Chemicals 8.6%
	Consolidated Energy Finance SA
410,000	6.875%, due 6/15/25 (b)	407,335
200,000	6.50%, due 5/15/26 (b)	195,250
	CSTN Merger Sub, Inc.
730,000	6.75%, due 8/15/24 (b)	693,500
	Kissner Milling Company Ltd.
710,000	8.375%, due 12/1/22 (b)	715,325
	Koppers, Inc.
800,000	6.00%, due 2/15/25 (b)	719,999
	LSB Industries, Inc.
650,000	9.625%, due 5/1/23 (b)	667,875
	OCI NV
625,000	6.625%, due 4/15/23 (b)	636,719
	Starfruit Finco BV /
	Starfruit US Holdco LLC
225,000	8.00%, due 10/1/26 (b)	216,562
	TPC Group, Inc.
675,000	8.75%, due 12/15/20 (b)	654,750
		4,907,315
Communications Equipment 0.8%
	CommScope Technologies LLC
500,000	6.00%, due 6/15/25 (b)	465,650

Construction Machinery 0.8%
	Jurassic Holdings III
525,000	6.875%, due 2/15/21 (b)	488,250

Construction Materials Manufacturing 2.5%
	Boise Cascade Co.
760,000	5.625%, due 9/1/24 (b)	733,400
	Northwest Hardwoods, Inc.
900,000	7.50%, due 8/1/21 (b)	697,500
		1,430,900
Consumer Cyclical Services 1.1%
	APX Group, Inc.
660,000	8.75%, due 12/1/20	633,600

Consumer Products 0.9%
	Coty, Inc.
600,000	6.50%, due 4/15/26 (b)	529,500

Consumer Services 2.4%
	AMN Healthcare, Inc.
520,000	5.125%, due 10/1/24 (b)	499,850
	Carriage Services, Inc.
400,000	6.625%, due 6/1/26 (b)	397,500
	Stonemor Partners LP
500,000	7.875%, due 6/1/21	468,750
		1,366,100
Containers and Packaging 4.1%
	ARD Finance S.A.
450,000	7.125% Cash or 7.875% PIK,
	due 9/15/23 (e)	416,250

The accompanying notes are an integral part of these financial statements.

6

PIA High Yield Fund
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Containers and Packaging 4.1% (continued)
	BWAY Holding Co.
$620,000	5.50%, due 4/15/24 (b)	$595,975
	Flex Acquisition Co., Inc.
100,000	7.875%, due 7/15/26 (b)	94,250
	Plastipak Holdings, Inc.
680,000	6.25%, due 10/15/25 (b)	615,400
	W/S Packaging Holdings, Inc.
600,000	9.00%, due 4/15/23 (b)	610,500
		2,332,375
Distributors 1.4%
	Ferrellgas Partners LP
200,000	8.625%, due 6/15/20	152,000
775,000	6.50%, due 5/1/21	664,563
		816,563
Diversified Manufacturing 0.9%
	Griffon Corp.
550,000	5.25%, due 3/1/22	515,625

Electrical Equipment Manufacturing 0.9%
	Itron, Inc.
560,000	5.00%, due 1/15/26 (b)	522,553

Financial Services 0.8%
	Trident Merger Sub, Inc.
500,000	6.625%, due 11/1/25 (b)	450,000

Food and Beverage 6.0%
	Clearwater Seafoods, Inc.
730,000	6.875%, due 5/1/25 (b)	700,800
	Dean Foods Co.
600,000	6.50%, due 3/15/23 (b)	528,000
	Matterhorn Merger Sub LLC /
	Matterhorn Finance Sub, Inc.
650,000	8.50%, due 6/1/26 (b)	570,375
	Pilgrim’s Pride Corp.
600,000	5.75%, due 3/15/25 (b)	586,500
	Sigma Holdco BV
600,000	7.875%, due 5/15/26 (b)	537,000
	Simmons Foods, Inc.
500,000	7.75%, due 1/15/24 (b)	512,500
		3,435,175
Forest and Paper
Products Manufacturing 0.9%
	Schweitzer-Mauduit
	International, Inc.
550,000	6.875%, due 10/1/26 (b)	541,750

Hardware 1.2%
	Everi Payments Inc.
732,000	7.50%, due 12/15/25 (b)	715,530

Health Care Facilities and Services 0.8%
	Hadrian Merger Sub, Inc.
500,000	8.50%, due 5/1/26 (b)	465,000

Home Improvement 1.7%
	Apex Tool Group LLC/BC
	Mountain Finance, Inc.
600,000	9.00%, due 2/15/23 (b)	520,500
	Jeld-Wen, Inc.
500,000	4.875%, due 12/15/27 (b)	437,500
		958,000
Homebuilders 0.6%
	Williams Scotsman
	International, Inc.
350,000	6.875%, due 8/15/23 (b)	344,750

Industrial – Other 3.5%
	Brand Energy &
	Infrastructure Services, Inc.
750,000	8.50%, due 7/15/25 (b)	665,625
	Cleaver-Brooks, Inc.
675,000	7.875%, due 3/1/23 (b)	669,937
	Frontdoor, Inc.
100,000	6.75%, due 8/15/26 (b)	96,750

The accompanying notes are an integral part of these financial statements.

7

PIA High Yield Fund
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Industrial – Other 3.5% (continued)
	New Enterprise Stone
	& Lime Co., Inc.
$600,000	6.25%, due 3/15/26 (b)	$555,000
		1,987,312
Machinery Manufacturing 4.0%
	JPW Industries Holding Corp.
590,000	9.00%, due 10/1/24 (b)	597,375
	MAI Holdings, Inc.
600,000	9.50%, due 6/1/23 (b)	579,000
	RBS Global, Inc./ Rexnord LLC
100,000	4.875%, due 12/15/25 (b)	95,375
	Titan Acquisition Ltd. /
	Titan Co-Borrower LLC
600,000	7.75%, due 4/15/26 (b)	493,500
	Titan International, Inc.
600,000	6.50%, due 11/30/23	556,500
		2,321,750
Manufactured Goods 3.7%
	FXI Holdings, Inc.
645,000	7.875%, due 11/1/24 (b)	583,725
	Grinding Media Inc./ MC
	Grinding Media Canada, Inc.
700,000	7.375%, due 12/15/23 (b)	705,250
	Optimas OE Solutions, Inc.
217,000	8.625%, due 6/1/21 (b)	198,555
	Park-Ohio Industries, Inc.
660,000	6.625%, due 4/15/27	654,844
		2,142,374
Media Non-Cable 1.3%
	R.R. Donnelley & Sons Co.
750,000	6.50%, due 11/15/23	735,150

Medical Equipment and
Supplies Manufacturing 1.1%
	Vista Outdoor, Inc.
650,000	5.875%, due 10/1/23	619,125

Metals and Mining 4.5%
	American Gilsonite Co.
365,942	17.00% Cash or 17.000% PIK,
	due 12/31/21 (b) (e)	404,366
	Emeco Pty Ltd.
560,006	9.25%, due 3/31/22	596,406
	Rain CII Carbon LLC/
	CII Carbon Corp.
650,000	7.25%, due 4/1/25 (b)	604,500
	SunCoke Energy Partners LP/
	SunCoke Energy Partners
	Finance Corp.
500,000	7.50%, due 6/15/25 (b)	492,500
	TMS International Corp.
480,000	7.25%, due 8/15/25 (b)	471,600
		2,569,372
Oil and Gas Extraction 0.8%
	Welltec A/S
450,000	9.50%, due 12/1/22 (b)	452,250

Oil and Gas Services and Equipment 2.3%
	Archrock Partners LP
800,000	6.00%, due 4/1/21	788,000
	USA Compression
	Partners LP / USA
	Compression Finance Corp.
515,000	6.875%, due 4/1/26 (b)	504,700
		1,292,700
Paper 3.7%
	Clearwater Paper Corp.
520,000	4.50%, due 2/1/23	473,200
	Mercer International, Inc.
190,000	6.50%, due 2/1/24	190,000
560,000	5.50%, due 1/15/26	512,400
	NWH Escrow Corp.
400,000	7.50%, due 8/1/21 (b)	306,000
	Rayonier A.M. Products, Inc.
700,000	5.50%, due 6/1/24 (b)	644,000
		2,125,600

The accompanying notes are an integral part of these financial statements.

8

PIA High Yield Fund
Schedule of Investments – November 30, 2018 (continued)

Principal Amount		Value
Petroleum and Petroleum Products
Merchant Wholesalers 1.0%
	Sunoco LP/Sunoco
	Finance Corp.
$600,000	5.50%, due 2/15/26 (b)	$573,000

Pipelines 3.1%
	Rose Rock Midstream, L.P.
650,000	5.625%, due 7/15/22	624,000
	Summit Midstream
	Holdings, LLC
700,000	5.50%, due 8/15/22	682,500
	TransMontaigne Partners LP/
	TLP Finance Corp.
500,000	6.125%, due 2/15/26	457,500
		1,764,000
Publishing and Broadcasting 2.7%
	Salem Media Group, Inc.
480,000	6.75%, due 6/1/24 (b)	433,200
	Townsquare Media, Inc.
600,000	6.50%, due 4/1/23 (b)	555,750
	Urban One, Inc.
600,000	9.25%, due 2/15/20 (b)	585,000
		1,573,950
Railroad 0.9%
	Watco Companies, Inc.
500,000	6.375%, due 4/1/23 (b)	503,750

Real Estate 0.7%
	Iron Mountain, Inc.
430,000	4.875%, due 9/15/27 (b)	382,163

Refining and Marketing 0.9%
	Calumet Specialty
	Products Partners LP /
	Calumet Finance Corp.
600,000	7.75%, due 4/15/23	526,500

Retail – Consumer Discretionary 2.6%
	Beacon Roofing Supply, Inc.
300,000	6.375%, due 10/1/23	300,000
	Hertz Corp.
600,000	5.875%, due 10/15/20	593,400
	Hillman Company, Inc.
600,000	6.375%, due 7/15/22 (b)	516,000
	Party City Holdings, Inc.
100,000	6.625%, due 8/1/26 (b)	96,770
		1,506,170
Software and Services 5.2%
	Ascend Learning LLC
640,000	6.875%, due 8/1/25 (b)	624,000
	Donnelley Financial
	Solutions, Inc.
650,000	8.25%, due 10/15/24	657,313
	Informatica LLC
670,000	7.125%, due 7/15/23 (b)	675,025
	RP Crown Parent, LLC
535,000	7.375%, due 10/15/24 (b)	543,694
	Sophia, L.P.
450,000	9.00%, due 9/30/23 (b)	465,750
		2,965,782
Technology 1.2%
	Cardtronics, Inc.
650,000	5.125%, due 8/1/22	666,932

Transportation and Logistics 3.3%
	J.B. Poindexter & Co., Inc.
600,000	7.125%, due 4/15/26 (b)	574,500
	Martin Midstream Partners L.P.
650,000	7.25%, due 2/15/21	637,000
	Mobile Mini, Inc.
650,000	5.875%, due 7/1/24	654,869
		1,866,369
Transportation Services 2.5%
	LBC Tank Terminals Holding
1,000,000	6.875%, due 5/15/23 (b)	930,000
	OPE KAG Finance Sub, Inc.
500,000	7.875%, due 7/31/23 (b)	487,500
		1,417,500

The accompanying notes are an integral part of these financial statements.

9

PIA High Yield Fund
Schedule of Investments – November 30, 2018 (continued)

Principal Amount/
Shares		Value
Utilities 1.8%
	Rockpoint Gas Storage
	Canada Ltd.
$500,000	7.00%, due 3/31/23 (b)	$487,500
	Superior Plus LP / Superior
	General Partner, Inc.
550,000	7.00%, due 7/15/26 (b)	544,500
		1,032,000
Waste and Environment
Services and Equipment 2.6%
	CD&R Waterworks
	Merger Sub LLC
520,000	6.125%, due 8/15/25 (b)	477,100
	GFL Environmental, Inc.
600,000	5.375%, due 3/1/23 (b)	550,500
	Waste Pro USA, Inc.
480,000	5.50%, due 2/15/26 (b)	442,800
		1,470,400
Wireline Telecommunications Services 1.5%
	Consolidated
	Communications, Inc.
500,000	6.50%, due 10/1/22	468,750
	West Corp.
500,000	8.50%, due 10/15/25 (b)	415,000
		883,750
Total Corporate Bonds
(cost $58,012,178)		55,226,810

RIGHTS 0.0%
	Momentive Performance Escrow
1	8.875%, due 10/15/20 (c) (d)	—

SHORT-TERM INVESTMENTS 2.0%
1,149,590	Invesco STIT-Government &
	Agency Portfolio, 2.11% (a)	1,149,590
Total Short-Term Investments
(cost $1,149,590)		1,149,590
Total Investments
(cost $59,161,768)	98.4%	56,376,400
Other Assets less Liabilities	1.6%	901,770
TOTAL NET ASSETS	100.0%	$57,278,170

(a)	Rate shown is the 7-day annualized yield as of November 30, 2018.
(b)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Pacific Income Advisers, Inc., the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2018, the value of these investments was $39,991,783 or 69.82% of total net assets.

(c)
Restricted security.  The escrow shares were received through a distribution on October 29, 2014 for the purpose of receiving future distributions from the plan of reorganization.  As of November 30, 2018, the security had a cost and value of $0 (0.0% of total net assets).

(d)	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees. Value determined using significant unobservable inputs.
(e)	Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.

The accompanying notes are an integral part of these financial statements.

10

PIA High Yield Fund
Statement of Assets and Liabilities – November 30, 2018

Assets:
Investments in securities, at value (cost $59,161,768)	$56,376,400
Receivable for fund shares sold	18,495
Interest receivable	1,092,473
Prepaid expenses	19,335
Cash	8,125
Total assets	57,514,828

Liabilities:
Payable to investment adviser	25,798
Payable for fund shares redeemed	134,966
Administration fees	10,416
Transfer agent fees and expenses	16,622
Fund accounting fees	14,684
Audit fees	20,560
Chief Compliance Officer fee	2,250
Custody fees	1,438
Shareholder reporting	6,220
Trustees’ fees and expenses	1,347
Accrued expenses	2,357
Total liabilities	236,658
Net Assets	$57,278,170

Net Assets Consist of:
Paid-in capital	$60,135,621
Total distributable earnings	(2,857,451)
Net Assets	$57,278,170

Net Asset Value, Offering Price and Redemption Price Per Share	$9.67

Shares Issued and Outstanding (Unlimited number of shares authorized, par value $0.01)	5,920,774

The accompanying notes are an integral part of these financial statements.

11

PIA High Yield Fund
Statement of Operations – Year Ended November 30, 2018

Investment Income:
Interest	$4,179,008
Total investment income	4,179,008

Expenses:
Investment advisory fees (Note 4)	339,337
Transfer agent fees and expenses (Note 4)	73,449
Fund accounting fees (Note 4)	55,004
Administration fees (Note 4)	39,296
Registration fees	27,592
Audit fees	20,666
Trustees’ fees and expenses	14,310
Chief Compliance Officer fee (Note 4)	9,051
Legal fees	8,330
Custody fees (Note 4)	7,024
Reports to shareholders	4,633
Insurance	2,529
Interest expense (Note 7)	2,244
Miscellaneous	5,267
Total expenses	608,732
Less: Fee waiver by adviser (Note 4)	(103,412)
Net expenses	505,320
Net investment income	3,673,688

Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	612,986
Net change in unrealized appreciation on investments	(4,579,766)
Net loss on investments	(3,966,780)
Net decrease in net assets resulting from operations	$(293,092)

The accompanying notes are an integral part of these financial statements.

12

PIA High Yield Fund
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	November 30,	November 30,
	2018	2017
Increase in Net Assets From
Operations:
Net investment income	$3,673,688	$5,918,965
Net realized gain on investments	612,986	239,416
Net change in unrealized appreciation/(depreciation) on investments	(4,579,766)	4,178,585
Net increase/(decrease) in net assets resulting from operations	(293,092)	10,336,966

Dividends and Distributions Paid to Shareholders:
Net dividends and distributions to shareholders	(3,671,702)	(5,967,504)*
Total dividends and distributions	(3,671,702)	(5,967,504)

Capital Share Transactions:
Proceeds from shares sold	32,168,372	41,703,305
Distributions reinvested	2,383,365	4,624,497
Payment for shares redeemed	(34,139,513)	(164,852,624)
Net increase/(decrease) in net assets from capital share transactions	412,224	(118,524,822)
Total decrease in net assets	(3,552,570)	(114,155,360)

Net Assets, Beginning of Year	60,830,740	174,986,100
Net Assets, End of Year	$57,278,170	$60,830,740 **

Transactions in Shares:
Shares sold	3,167,241	4,066,312
Shares issued on reinvestment of distributions	236,114	450,957
Shares redeemed	(3,370,622)	(16,049,908)
Net increase/(decrease) in shares outstanding	32,733	(11,532,639)

*	Includes net investment income distributions of $5,967,504.
**	Includes accumulated undistributed net investment income of $29,259.

The accompanying notes are an integral part of these financial statements.

13

PIA High Yield Fund
Financial Highlights

	Year Ended November 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance
(For a fund share outstanding throughout each year)

Net asset value, beginning of year	$10.33	$10.04	$9.67	$10.47	$10.72

Income From Investment Operations:
Net investment income	0.60	0.66	0.62	0.60	0.59
Net realized and unrealized gain/(loss) on investments	(0.66)	0.29	0.38	(0.75)	(0.14)
Total from investment operations	(0.06)	0.95	1.00	(0.15)	0.45

Less Distributions:
Distributions from net investment income	(0.60)	(0.66)	(0.63)	(0.60)	(0.59)
Distributions from net realized gains	—	—	—	(0.05)	(0.11)
Total distributions	(0.60)	(0.66)	(0.63)	(0.65)	(0.70)

Net asset value, end of year	$9.67	$10.33	$10.04	$9.67	$10.47

Total Return	-0.63%	9.68%	10.70%	-1.49%	4.26%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$57,278	$60,831	$174,986	$117,749	$88,606
Ratio of expenses to average net assets:
Net of fee waivers and expense reimbursements	0.82%*	0.73%	0.73%	0.75%^	0.98%
Before fee waivers and expense reimbursements	0.99%	1.00%	0.92%	0.91%	1.00%
Ratio of net investment income to average net assets:
Net of fee waivers and expense reimbursements	5.95%	5.80%	6.40%	5.99%	5.62%
Before fee waivers and expense reimbursements	5.78%	5.53%	6.21%	5.83%	5.60%
Portfolio turnover rate	48%	27%	27%	26%	31%

^	Effective January 1, 2015, the expense cap was voluntarily reduced from 0.98% to 0.73%.
*	Effective March 30, 2018, the expense cap increased from 0.73% to 0.86%.

The accompanying notes are an integral part of these financial statements.

14

PIA High Yield Fund
Notes to Financial Statements – November 30, 2018

Note 1 – Organization
The PIA High Yield Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Currently, the Fund offers the Institutional Class.  The primary investment objective of the Fund is to seek a high level of current income.  The Fund commenced operations on December 31, 2010.

Note 2 – Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2015-2017, or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as administration and custodian fees.  Expenses that are not directly attributable to a Fund are typically allocated among the other PIA Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Transactions and Investment Income – Security transactions are accounted for on the trade date. Realized gains and losses on sales of securities are calculated on a first-in, first-out basis.  Dividend Income and capital gain distributions from underlying funds are recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method.  Non-Cash interest income included in interest income, if any, is recorded at the fair market value of additional par received.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date.  The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

15

PIA High Yield Fund
Notes to Financial Statements – November 30, 2018 (continued)

The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of November 30, 2018, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements. Refer to Note 10 for more information about subsequent events.

Note 3 – Securities Valuation
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an

16

PIA High Yield Fund
Notes to Financial Statements – November 30, 2018 (continued)

inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Corporate Bonds – Corporate bonds, including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate bonds are categorized in level 2 of the fair value hierarchy.

Foreign Securities – Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Derivative Instruments – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  Credit default swaps are valued daily based upon quotations from market makers and are typically categorized in level 2 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

17

PIA High Yield Fund
Notes to Financial Statements – November 30, 2018 (continued)

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  As of November 30, 2018, Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) has determined that all the Rule 144A securities held by the Fund are considered liquid.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of November 30, 2018:

	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$55,226,810	$—	$55,226,810
Total Fixed Income	—	55,226,810	—	55,226,810
Short-Term Investments	1,149,590	—	—	1,149,590
Total Investments	$1,149,590	$55,226,810	$—	$56,376,400

18

PIA High Yield Fund
Notes to Financial Statements – November 30, 2018 (continued)

Refer to the Fund’s schedule of investment for a detailed break-out of securities.  Transfers between levels are recognized at November 30, 2018, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2.

The following is a reconciliation of the Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Investments in Securities, at Value
Common Stocks
Balance as of November 30, 2017	$2,109,177
Accrued discounts/premiums	—
Realized gain/(loss)	226,787
Change in unrealized appreciation/(depreciation)	(71,214)
Purchases	—
Sales	(2,264,750)
Transfers in and/or out of Level 3	—
Balance as of November 30, 2018	$—

At November 30, 2018, the Fund did not hold any level 3 securities.

In August 2018, the FASB issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

Note 4 – Investment Advisory Fee and Other Transactions with Affiliates
The Fund has an investment advisory agreement with PIA pursuant to which the Adviser is responsible for providing investment management services to the Fund.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, PIA is entitled to a fee, computed daily and payable monthly calculated at an annual rate of 0.55% based upon the Fund’s average daily net assets.  For the year ended November 30, 2018, the Fund incurred $339,337 in advisory fees.

19

PIA High Yield Fund
Notes to Financial Statements – November 30, 2018 (continued)

The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses to 0.98% of average daily net assets.  Effective March 30, 2018, the Adviser has also voluntarily agreed to limit the Fund’s total annual operating expenses to 0.86% of average daily net assets (the “temporary expense limitation”). The temporary expense limitation will remain in effect through at least March 29, 2019, and may be terminated by the Adviser or the Trust’s Board of Trustees. Prior to March 30, 2018, the adviser had voluntarily agreed to limit the Fund’s total annual operating expenses to 0.73% of average daily net assets. Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended November 30, 2018, the Adviser contractually reduced its fees in the amount of $4,095. No amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $28,736 at November 30, 2018. The adviser may not recoup amounts subject to temporary expense limitation. Cumulative expenses subject to recapture expire as follows:

Expiration	Amount
11/30/20	$24,641
Dec. 2020 – Nov. 2021	4,095
$28,736

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

For the year ended November 30, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration	$39,296
Fund Accounting	55,004
Transfer Agency (excludes out-of-pocket expenses and sub-ta fees)	49,331
Custody	7,024
Chief Compliance Officer	9,051

20

PIA High Yield Fund
Notes to Financial Statements – November 30, 2018 (continued)

At November 30, 2018, the Fund had payables due to Fund Services for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration	$10,416
Fund Accounting	14,684
Transfer Agency (excludes out-of-pocket expenses and sub-ta fees)	9,256
Custody	1,438
Chief Compliance Officer	2,250

Note 5 – Purchases and Sales of Securities
For the year ended November 30, 2018, the cost of purchases and the proceeds from sales of securities (excluding short-term securities and U.S. Government securities) were $28,699,526 and $28,316,764, respectively. There were no purchases and sales of U.S. Government securities during the year ended November 30, 2018.

Note 6 – Derivative Instruments
The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund is subject to credit risk in the normal course of pursuing its investment objective.  The Fund may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its exposure to other risks, such as interest rate risks or as a substitute for taking a position in certain types of bonds.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as a payment default or bankruptcy.  Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs.  Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the statement of operations.  The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

The Fund did not hold derivative instruments during the year ended November 30, 2018.

Note 7 – Line of Credit
The Fund has an unsecured line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended November 30, 2018, the Fund drew on its line of credit.  The Fund had an outstanding average daily balance of $61,633, paid a weighted average interest rate of 5.06%, and incurred interest expense of $3,162.  The maximum amount outstanding for the Fund during the year ended November 30, 2018 was $5,000,000.  At November 30, 2018, the Fund had no outstanding loan amounts.

21

PIA High Yield Fund
Notes to Financial Statements – November 30, 2018 (continued)

Note 8 – Federal Income Tax Information
The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 was as follows:

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
Ordinary income	$3,671,702	$5,967,504

As of November 30, 2018, the components of capital on a tax basis were as follows:

Cost of investments (a)	$59,161,768
Gross unrealized appreciation	325,605
Gross unrealized depreciation	(3,110,973)
Net unrealized depreciation (a)	(2,785,368)
Undistributed ordinary income	31,245
Undistributed long-term capital gains	—
Total distributable earnings	31,245
Other accumulated gains/(losses)	(103,328)
Total accumulated earnings/(losses)	$(2,857,451)

(a)	The difference between book-basis and tax-basis net unrealized depreciation is attributable primarily to wash sales.

At November 30, 2018, the Fund had tax long-term capital losses of $103,328 which may be carried over indefinitely to offset future gains.

During the year ended November 30, 2018, the fund utilized $589,878 of capital loss carryover.

Note 9 – Principal Risks
Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
High Yield Securities Risk.  High yield securities (or “junk bonds”) entail greater risk of loss of principal because of their greater exposure to credit risk. High yield bond issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

•
Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund.  Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.  A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•	Credit Risk. The issuers of the bonds and other instruments held by the Fund may not be able to make interest or principal payments.

22

PIA High Yield Fund
Notes to Financial Statements – November 30, 2018 (continued)

•
Market and Regulatory Risk.  Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

•
Interest Rate Risk.  The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates.  If interest rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

•
Liquidity Risk.  Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

•
Derivatives Risk.  Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. Losses from a derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

•
ETF and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Rule 144A Securities Risk.  The market for Rule 144A securities typically is less active than the market for publicly-traded securities.  Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

Note 10 – Subsequent Event
The President, Chief Executive Officer and Principal Executive Officer of the Trust resigned on October 25, 2018. The Board appointed Mr. Jeffrey T. Rauman, Senior Vice President, U.S. Bancorp Fund Services, LLC, as the new President, Chief Executive Officer and Principal Executive Officer of the Trust at its December 2018 Board meeting. During the interim period, in accordance with the Trust’s governing documents, the Vice Presidents of the Trust were authorized to carry out the duties of the President.

Note 11 – Other Tax Information (Unaudited)
For the year ended November 30, 2018, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, none of the dividend income distributed for the year ended November 30, 2018 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 27, 2018, the High Yield Fund distributed $0.06256794 per share of net investment income.

23

PIA Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Advisors Series Trust and
Shareholders of
PIA High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the PIA High Yield Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2019

24

PIA High Yield Fund
Notice to Shareholders – November 30, 2018
(Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-251-1970, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-251-1970.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-251-1970.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-251-1970 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

25

PIA High Yield Fund
Information About Trustees and Officers
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)
Gail S. Duree	Trustee	Indefinite term;	Director, Alpha Gamma	6	Trustee,
(age 72)		since	Delta Housing Corporation		Advisors Series
615 E. Michigan Street		March 2014.	(collegiate housing		Trust (for series
Milwaukee, WI 53202			management) (2012 to		not affiliated
			present); Trustee and Chair		with the Funds);
			(2000 to 2012), New Covenant		Independent
			Mutual Funds (1999 to 2012);		Trustee from
			Director and Board Member,		1999 to 2012,
			Alpha Gamma Delta		New Covenant
			Foundation (philanthropic		Mutual Funds
			organization) (2005 to 2011).		(an open-end
investment
company with
4 portfolios).

David G. Mertens	Trustee	Indefinite term*;	Retired; formerly Managing	6	Trustee,
(age 58)		since	Director and Vice President,		Advisors Series
615 E. Michigan Street		March 2017.	Jensen Investment		Trust (for series
Milwaukee, WI 53202			Management, Inc. (a privately-		not affiliated
			held investment advisory firm)		with the Funds).
(2002 to 2017).

George J. Rebhan	Chairman	Indefinite term;	Retired; formerly President,	6	Trustee,
(age 84)	of the	since	Hotchkis and Wiley Funds		Advisors Series
615 E. Michigan Street	Board and	May 2002.	(mutual funds) (1985 to 1993).		Trust (for series
Milwaukee, WI 53202	Trustee				not affiliated
with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

26

PIA High Yield Fund
Information About Trustees and Officers (continued)
(Unaudited)

				Number of	Other
				Portfolios in	Directorships
		Term of Office		Fund Complex	Held During
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	Past Five
and Age	with the Trust	Time Served	During Past Five Years	Trustee(2)	Years(3)
Joe D. Redwine(4)	Trustee	Indefinite term;	Retired; formerly President,	6	Trustee,
(age 71)		since	CEO, U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		January 2018.	Services, LLC (May 1991 to		Trust (for series
Milwaukee, WI 53202			July 2017); formerly Manager,		not affiliated
			U.S. Bancorp Fund Services,		with the Funds).
LLC (1998 to July 2017).

Raymond B. Woolson	Trustee	Indefinite term*;	President, Apogee Group, Inc.	6	Trustee,
(age 59)		since	(financial consulting firm)		Advisors Series
615 E. Michigan Street		January 2016.	(1998 to present).		Trust (for series
Milwaukee, WI 53202					not affiliated
with the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from
2010 to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

27

PIA High Yield Fund
Information About Trustees and Officers (continued)
(Unaudited)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Cheryl L. King	Vice President,	Indefinite term;	Vice President, Compliance and Administration, U.S. Bancorp
(age 57)	Treasurer and	since	Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Principal	December 2007.
Milwaukee, WI 53202	Financial
Officer

Kevin J. Hayden	Assistant	Indefinite term;	Assistant Vice President, Compliance and Administration,
(age 47)	Treasurer	since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite term;	Senior Vice President, U.S. Bancorp Fund Services, LLC and
(age 61)	Chief	since	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Compliance	September 2009.
Milwaukee, WI 53202	Officer and
AML Officer

Emily R. Enslow, Esq.	Vice President,	Indefinite term;	Vice President, U.S. Bancorp Fund Services, LLC (July 2013 to
(age 32)	and Secretary	since	present); Proxy Voting Coordinator and Class Action
615 E. Michigan Street		December 2017.	Administrator, Artisan Partners Limited Partnership
Milwaukee, WI 53202			(September 2012 to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund and the PIA BBB Bond Fund, the PIA High Yield (MACS) Fund, the PIA MBS Bond Fund, the PIA Short Duration Bond Fund and the PIA Short-Term Securities Fund. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-251-1970.

28

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
Pacific Income Advisers, Inc.
1299 Ocean Avenue, Suite 210
Santa Monica, CA  90401

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 251-1970

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	$80,600	$65,600
Audit-Related Fees	N/A	N/A
Tax Fees	$18,000	$14,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2018	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

 Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  2/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  2/8/19

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date  2/7/19

* Print the name and title of each signing officer under his or her signature.